                    CONFIDENTIAL - FOR USE OF COMMISSION ONLY

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by registrant /x/

Filed by party other than registrant / /

Check the appropriate box:

/ /  Preliminary proxy statement
/x/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     American Business Computers Corporation
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                           Gary T. Salhany, Treasurer
                 ----------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/x/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies: N/A
         -----------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:    N/A
         -----------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed
             pursuant to Exchange Act Rule 0-11:1   N/A
         -----------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:  N/A
         -----------------------------------------------------------------------


/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:  N/A
         -----------------------------------------------------------------------

         (2) Form, schedule or registration statement no.:
         -----------------------------------------------------------------------

         (3) Filing party:
         -----------------------------------------------------------------------

         (4) Date filed:
         -----------------------------------------------------------------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                     AMERICAN BUSINESS COMPUTERS CORPORATION
                                   AKRON, OHIO

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD FEBRUARY 9, 1996

                    ----------------------------------------

To the Shareholders of American Business Computers Corporation:

You are hereby notified that the 1995 annual meeting of shareholders (the "Meeting") of American Business Computers Corporation (the "Company") will be held at Sheraton Suites, 1989 Front Street, Cuyahoga Falls, Ohio , on Friday, February 9, 1996, at 9:30 a.m. local time, for the following purposes:

1. To elect five (5) Directors to serve until the 1996 annual meeting of shareholders or until their successors are elected and qualified;

2.       To consider and vote upon the adoption of the Company's 1995 Stock
         Option Plan;

3. To consider and vote upon the change of the Company's name to "ABC Dispensing Technologies, Inc.";

4. To consider and vote upon an increase in the number of shares of the Company's authorized common stock to 50,000,000 shares;

5. To consider and vote upon the reincorporation of the Company under the laws of the State of Delaware by means of a merger of the Company into a newly formed, wholly-owned subsidiary incorporated in the State of Delaware (the "Merger"); and

6. To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on December 31, 1995 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Accordingly, only shareholders of record on such date will be entitled to vote by attending in person or by Proxy. A list of such shareholders will be made available for examination at the offices of the Company, at least ten (10) days prior to the Meeting.

Dissenting Shareholders that comply with the applicable provisions of the Florida Business Corporation Act (the "Dissenters' Statute") are entitled to receive payment of the fair value for their shares of the Company's Common Stock if the Merger is consummated. A copy of the Dissenters' Statute is attached as Exhibit E for your information.

Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be considered.


         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES AND A QUORUM AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY PROVIDING WRITTEN NOTICE TO THE COMPANY BEFORE THE MEETING OR BY ATTENDING THE MEETING AND VOTING.

                                     By Order of the Board of Directors

                                     William Lerner, Secretary

Akron, Ohio, January __, 1996
PLEASE MAIL YOUR PROXY PROMPTLY.

                                 PROXY STATEMENT

                       1995 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                     AMERICAN BUSINESS COMPUTERS CORPORATION

                           TO BE HELD FEBRUARY 9, 1996

                      ------------------------------------
                      SOLICITATION AND REVOCATION OF PROXY

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of American Business Computers Corporation (the "Company") of proxies to be voted at the 1995 annual meeting of shareholders (the "Meeting") to be held at Sheraton Suites, 1989, Front Street, Cuyahoga Falls, Ohio, on Friday, February 9, 1996, at 9:30 a.m. local time, or at any adjournment thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

         The approximate date of the mailing of this Proxy Statement and accompanying proxy is January 10, 1996. A shareholder who submits a proxy on the accompanying form has the power to revoke it by written notice of revocation received by the Secretary at the Company at any time before the Meeting. Although a Shareholder may have turned in a proxy prior to the Meeting, such a shareholder may, nevertheless, attend the meeting, revoke his proxy and vote in person. All properly executed proxies will be voted as specified in the proxy. Unless authority to vote is withheld or a contrary choice is specified, proxies will be voted in favor of the proposals set forth in the accompanying Notice of Annual Meeting of Shareholders.

         A proxy for use in connection with the Meeting is enclosed. Shareholders who execute proxies retain the right to revoke them before they are voted. A proxy may be revoked by submission of a later dated proxy, by submission of a written statement signed by the shareholder whose proxy is being revoked or by voting in person at the Meeting. If mailed, the later dated proxy or the written revocation must be received by the Company at its corporate offices at or prior to the Meeting. A proxy, when executed and not so revoked, will be voted as specified by the shareholder.

         If because of a disability you will need auxiliary aids or services to attend the Meeting, please contact the Secretary of the Company prior to the Meeting.

         Officers and employees of the Company may, by letter, telephone, or in person, request the return of proxies. The cost of this solicitation will be paid by the Company. The Company will reimburse brokerage houses, custodians, nominees, and others for reasonable expenses in connection with this solicitation.

                                VOTING PROCEDURES

         The Company has [16,672,493] shares of the Company's common stock (the "Common Stock") outstanding and entitled to vote as of the record date, December 31, 1995. Shareholders of record, at the close of business on that date, will be the only persons to receive notice of, and to be entitled to vote, at the Meeting or any adjournment of the Meeting. Holders of common stock are entitled to one vote per share on all matters to be brought before the Meeting. For purposes of counting votes, abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any proposal by the shareholders. If a broker or nominee indicates that it does not have discretionary authority to vote on a proposal as to certain shares, those shares will be counted for general quorum purposes but will not be considered as present and entitled to vote with respect to such proposals.

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. Business at the Meeting will be conducted in accordance with the procedures determined by the Chairman of the Meeting and will be limited to matters properly brought before the Meeting pursuant to the procedures prescribed in the Company's By-Laws.

                   PROPOSAL NO. 1 - ELECTION OF FIVE DIRECTORS

         The By-Laws of the Company provide for a Board of Directors consisting of up to nine members. The Board of Directors currently has four members. At the meeting, five individuals will be elected to serve as directors until the next annual meeting of shareholders, and until their successors are elected and qualified. The Board of Directors has nominated five individuals, four of whom comprise the current Board of Directors. In the event all such nominees are elected, the Board will have four vacancies. Board members are elected annually by shareholders; however, vacancies may be filled at any time by the existing Board of Directors. The Board may fill some of these four vacancies prior to the next annual meeting. More vacancies will exist if Proposal No. 5 is adopted. See Proposal No. 5.

         Unless a shareholder withholds authority, a properly signed and dated proxy will be voted for the election of the persons named below. If a duly executed and dated proxy is returned without instructions, it will be voted for the five nominees proposed below. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a director. However, in the event any nominee is not a candidate or is unable or unwilling to serve as a director at the time of the election, unless the shareholder withholds authority from voting, the proxy will be voted for any nominee who shall be designated by the present Board of Directors to fill such vacancy.

         The names and biographical summaries of the five persons who have been nominated to stand for election at the Meeting are:

NAME                              AGE              PRINCIPAL OCCUPATION OF EMPLOYMENT
Robert A. Cutting                 48               President, Chief Executive Officer and Director of the
                                                   Company

Herbert L. Luxenburg              61               President and Chief Executive Officer of University Inn
                                                   and Days Inn of Kent, Ohio; Director of the Company

C. Rand Michaels                  58               Vice Chairman of Lomak Petroleum, Inc.; Director of the
                                                   Company

Herbert M. Pearlman               62               Chairman of Seitel, Inc. and several other companies
                                                   (see below); Chairman of the Company

John E. Stieglitz                 64               President of Conspectus, Inc.; Director of several other
                                                   companies (see below)


ROBERT A. CUTTING has been a Director of the Company since August 3, 1993.
Mr. Cutting has been Chief Executive Officer of the Company since May 1993 and President of the Company since April 1990. Mr. Cutting has been President of the Company's wholly-owned subsidiary, ABCC, Inc., since September 1986.

HERBERT L. LUXENBURG has been a Director of the Company since September 1988. Mr. Luxenburg has been a proprietor in the hospitality industry since 1965 and is President and Chief Executive Officer of both the University Inn and Days Inn of Kent, Ohio.

C. RAND MICHAELS has been a Director of the Company since September 1986.
Mr. Michaels is Vice Chairman of Lomak Petroleum, Inc., a public corporation engaged in exploration for, and in the development and production of, crude oil and natural gas. Mr. Michaels has held executive positions with Lomak since 1976. Mr. Michaels also serves as a Director of Lynx Exploration, Inc., an oil and gas exploration company.

HERBERT M. PEARLMAN has been a Director of the Company since May 1994.
Mr. Pearlman has extensive experience in helping companies develop and execute strategic plans for future growth. Mr. Pearlman serves as Chairman of several public and private companies, including: Seitel, Inc., ("Seitel"), a diversified energy company, InterSystems, Inc. ("InterSystems"), a provider of specialty industrial equipment and processing, Helm Resources, Inc. ("Helm"), a holding company with diversified business interests, and Unapix Entertainment, Inc., a multimedia-entertainment marketing and distribution company.

JOHN E. STIEGLITZ has been President of Conspectus, Inc., a privately held company engaged in providing services in the area of executive recruitment since 1976. Mr. Stieglitz is a Director of Seitel, Helm and InterSystems.

                   BOARD MEETINGS, COMMITTEES AND COMPENSATION

Board Meetings

         The Company's Board of Directors held three meetings during the fiscal year ended April 30, 1995. All Directors attended 75% or more of the total number of Board and applicable committee meetings. The Board has compensation, audit and stock option committees.

Committees

         The COMPENSATION COMMITTEE members were Herbert L. Luxenburg and Steven
P. Smolev during fiscal 1995. The Compensation Committee held one meeting during fiscal 1995; both members attended the meeting. The Compensation Committee is responsible for the review and recommendation of officer and key employee compensation and benefit programs. Messrs. Luxenburg and Smolev were replaced as Compensation Committee members on August 1, 1995 by Herbert M. Pearlman.

         The AUDIT COMMITTEE members were C. Rand Michaels and Robert A. Cutting during fiscal 1995. The Audit Committee held one meeting during fiscal 1995; both members attended the meeting. The Audit Committee is responsible for the review of SEC reports, public financial releases, and independent audit results. Mr. Cutting was replaced as an Audit Committee member on August 1, 1995 by Herbert L. Luxenburg.

         The STOCK OPTION COMMITTEE members were Joseph W. Shannon and Robert A. Cutting during fiscal 1995. Mr. Shannon resigned from the Stock Option Committee on September 8, 1994. The Stock Option Committee held nine meetings during fiscal 1995. Mr. Shannon attended the only two meetings held prior to his resignation. Mr. Cutting attended all nine meetings. The Stock Option Committee is responsible for administering the Company's existing stock option plans.

Directors' Compensation

         Directors were not compensated for service as Directors or to attend any meetings, including meetings of any committees or sub-committees. All Directors were reimbursed for their expenses in connection with the meetings.

                      IDENTIFICATION OF EXECUTIVE OFFICERS

         The Company's executive officers are elected annually at the first meeting of the Board of Directors following each annual shareholders' meeting. The Company's executive officers as of December 1, 1995 are as follows:


     Name                        Age                              Position
     ----                        ---                              --------
Herbert M. Pearlman               62                Chairman

Robert A. Cutting                 48                President and Chief Executive Officer

Gary T. Salhany                   41                Treasurer and Chief Financial Officer

William Lerner                    62                Secretary


INFORMATION ABOUT MESSRS. PEARLMAN AND CUTTING IS SET FORTH IN THE BOARD OF DIRECTORS SECTION OF THIS PROXY STATEMENT.

GARY T. SALHANY, CPA, MBA, has served as Treasurer of the Company since August 1986. He served as Secretary of the Company from September 1988 to September 1994.

WILLIAM LERNER has served as Secretary of the Company since September 1994.
Mr. Lerner is an attorney engaged in the private practice of Law. From May 1990 until December 1990, he was General Counsel to Hon Development Company, a California real estate development company. Mr. Lerner has been a director of Seitel since July 1984 and a director of Teletrak since November 1985. Mr. Lerner is also a director of Rent-Way, Inc., the owner of a chain of retail stores in the rental-purchase industry, a director Of Counsel Enterprises, Inc., a provider of contract part-time lawyers and paralegals to law firms and corporations, and a director of Seitel.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, officers and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file with the Securities and Exchange Commission ("SEC") and NASDAQ initial reports of ownership and reports to changes of ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon its review of copies of the forms received by it, or on written representations from reporting persons, the Company believes that there were no late filings on Forms 3, 4 or 5, or unreported transactions, during fiscal 1995.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table sets forth a summary of the fiscal years ended April 29, 1995, April 30, 1994 and April 30, 1993 of the compensation of the Company's Chief Executive Officer in fiscal 1995. No disclosure is provided as to compensation by the Company to other executive officers of the Company since the compensation paid to each such executive officer was less than $100,000 in the fiscal year ended April 29, 1995.

---------------------------------------------------------------------------------------------------
                                                                               Long Term
                                                                              Compensation
                                      Annual Compensation                        Awards
                                      -------------------                     ------------
---------------------------------------------------------------------------------------------------
 Name and Principal     Fiscal   Salary      Bonus      Other Annual    Options          All Other
      Position           Year                           Compensation    (# of          Compensation
                                                          ($)(1)        shares)           ($)(2)
---------------------------------------------------------------------------------------------------
 Robert A. Cutting       1995   $115,846      -0-            -              -0-              $490
 President and Chief     1994   $ 99,616       -             -              -0-              $732
 Executive Officer       1993   $ 90,000       -             -          $11,837              $645
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

(1) Perquisites for each of the three fiscal years did not exceed 10% of Mr. Cutting's salary and bonus combined.

(2) These amounts represent the Company's matching contributions for Mr. Cutting's account in the Company's 401-(K) retirement plan.


                       BOARD COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

         Compensation Committee members were Herbert L. Luxenburg and Steven P. Smolev during fiscal 1995. In determining the compensation to be paid to the Company's executive officers in fiscal 1995, the Compensation Committee employed compensation policies designed to align the compensation with the Company's overall business strategy, values and management initiatives. These policies are intended to reward executives for long-term strategic management and the enhancement of shareholder value, support a performance-oriented environment that rewards achievement of internal Company goals and recognizes the Company's performance compared to performance levels of comparable companies in the industry, and attract and retain executives whose abilities are critical to the long-term success and competitiveness of the Company.

         The key components of executive officer compensation are: (1) salary, which is based on factors such as the individual officer's level of responsibility and comparisons to similar positions in the Company and comparable companies in the industry, (2) cash bonus awards, which are based on individual performance, (3) stock option awards, which are intended to increase the interest in the long-term success of the Company as measured by the share price and book value per share; and (4) and stock awards.

         The compensation of Robert A. Cutting, the Company's President and Chief Executive Officer was based on the above factors. No cash bonuses were issued during fiscal 1995.

                 Respectfully submitted    Compensation Committee
                                           Herbert L. Luxenburg

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

         No members of the Compensation Committee are employees or former employees of the Company.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

         The following graph shows the cumulative return experienced by the holders of Common Stock during the period from April 29, 1990 through April 28, 1995 as compared to the NASDAQ Stock Market Index (U.S. Companies) and the total return of domestic issuers having the same Standard Industrial Classification Industry Group Number as the Company (SIC 355) and traded on the NASDAQ Stock Market Index. Such yearly percentage change has been measured by dividing, (i) the sum of (a) the amount of dividends for the measurement period, assuming dividend reinvestment and (b) the difference between the price per share at the end and at the beginning of the measurement period, by (ii) the price per share at the beginning of the measurement period.

         The graph assumes the investment of $100 on April 29, 1990 in the Common Stock and each of the indices, and the reinvestment of all dividends paid during the period.

                                    [GRAPH]

                               [CRSP LETTERHEAD]

                Comparison of Five Year-Cumulative Total Returns
                             Performance Graph for
                    American Business Computers Corporation

Prepared by the Center for Research in Security Prices
Produced on 11/22/95 including data to 04/28/95

                                    [CHART]

---------------------------------------------------------------------------------------------------------------------------
                                                               LEGEND

Symbol    CRSP Total Returns Index for:      04/30/90      04/30/91      04/30/92      04/30/93      04/29/94      04/28/95
------    -----------------------------      --------      --------      --------      --------      --------      --------

@         American Business Computers
            Corporation                        100.0          124.6          23.5          32.2          21.8          47.9

*         Nasdaq Stock Market
            (US Companies)                     100.0          118.8         144.1         165.7         184.4         214.4

+         NASDAQ Stocks (SIC 3550-3559
            US Companies)                      100.0          104.6         118.2         216.6         405.6         596.0
            Special Industry Machinery,
            Except Metalworking Machinery


NOTES:

        A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
        B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
        C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
        D. The index level for all series was set to $100.0 on 04/30/90.
        E. No trading activity recorded on 07/09/90 for American Business Computers Corporation.

                               [CRSP LETTERHEAD]

                Comparison of Five-Year Cumulative Total Returns
                         SIC Listing for 900430-950428
                   NASDAQ Stocks (SIC 3550-3559 US Companies)
           Special Industry Machinery, Except Metalworking Machinery

Prepared by the Center for Research in Security Prices
Produced on 11/21/95


Perm#       Date Range                   Company Name                   TICK CL    EX F    SIC
-----       ----------                   ------------                   -------    ----    ----

54755   04/30/90-10/15/90       ADVANCED MANUFACTURING SYSTEMS          MBOT       NQ      3550
14059   04/30/90-04/28/95       AMISTAR CORP                            AMTA       NQ      3550
14702   04/30/90-04/28/95       APPLIED MATERIALS INC                   AMAT       NQ      3550
79568   09/22/93-04/28/95       ASYST TECHNOLOGIES INC                  ASYT       NQ      3550
80310   03/25/94-03/28/94       BIOSEPRA INC                            BSPR       NQ      3550
80310   03/29/94-04/28/95       BIOSEPRA INC                            BSEP       NQ      3550
81241   02/02/95-04/28/95       BROOKS AUTOMATION INC                   BRKS       NQ      3559
86290   04/30/90-12/01/93       C V D EQUIPMENT CORP                    CVDE       NQ      3550
75735   04/30/90-09/11/90       CARDINAL TECHNOLOGIES INC               CRTK       NQ      3550
81078   11/30/94-04/28/95       COHESANT TECHNOLOGIES INC               COHT       NQ      3550
98483   11/30/94-12/30/94       COHESANT TECHNOLOGIES INC               COHTU      NQ      3550
80443   04/15/94-04/28/95       D T INDUSTRIES INC                      DTII       NQ      3550
78019   10/22/92-04/28/95       ECO 2 INC                               TIRE       NQ      3550
97350   10/22/92-10/23/92       ECO 2 INC                               TIREU      NQ      3550
32054   04/30/90-04/28/95       ELECTRO SCIENTIFIC INDS                 ESIO       NQ      3550
79262   06/25/93-04/28/95       ELECTROGLAS INC                         EGLS       NQ      3550
75434   04/30/90-04/28/95       F S I INTERNATIONAL INC                 FSII       NQ      3550
77267   01/17/92-04/28/95       FARREL CORP                             FARL       NQ      3550
37058   04/30/90-04/28/95       FLOW INTERNATIONAL CORP                 FLOW       NQ      3550
80332   03/22/94-04/28/95       GASONICS INTERNATIONAL CORP             GSNX       NQ      3550
41487   04/30/90-04/28/95       HELIX TECHNOLOGY CORP                   HELX       NQ      3550
79399   07/23/93-04/28/95       KEY TECHNOLOGY INC                      KTEC       NQ      3550
76942   08/14/91-10/14/94       LICON INTERNATIONAL INC                 LCON       NQ      3550
76942   10/17/94-04/28/95       LICON INTERNATIONAL INC                 LCON       NQ      3550
97157   08/14/91-11/26/91       LICON INTERNATIONAL INC                 LCONU      NQ      3550
10344   04/30/90-08/18/94       LINCOLN FOODSERVICE PRODS INC           LINN       NQ      3550
80943   09/28/94-04/28/95       MATTSON TECHNOLOGY INC                  MTSN       NQ      3550
55160   04/30/90-12/21/93       MOREHOUSE INDUSTRIES INC                MIXS       NQ      3550
58692   04/30/90-03/02/94       NUMEREX CORP                            NUMR       NQ      3550
60143   04/30/90-12/17/90       OVERMYER CORP                           OMCO       NQ      3550
81007   10/13/94-04/28/95       P R I AUTOMATION INC                    PRIA       NQ      3550
40054   09/23/93-04/28/95       PACKAGING RESEARCH CORP                 PRCA       NQ      3550
11504   04/30/90-08/20/92       PATHE COMPUTER CONTROL SYS CORP         QILT       NQ      3550
11504   08/21/92-12/04/92       PATHE TECHNOLOGIES INC                  PATH       NQ      3550
11504   05/21/93-04/28/95       PATHE TECHNOLOGIES INC                  PATH       NQ      3550
77632   05/29/92-04/28/95       PERSEPTIVE BIOSYSTEMS INC               PBIO       NQ      3550
63344   07/01/92-04/28/95       PLASMA THERM CORP                       PTIS       NQ      3550
64654   04/30/90-04/28/95       PUBLISHERS EQUIPMENT CORP               PECN       NQ      3550
79205   03/01/95-04/28/95       QUAD SYSTEMS CORP                       QSYS       NQ      3550
65526   04/30/90-07/03/91       RAGEN CORP                              RAGN       NQ      3550


                               [CRSP LETTERHEAD]

                Comparison of Five-Year Cumulative Total Returns
                         SIC Listing for 900430-950428
                   NASDAQ Stocks (SIC 3550-3559 US Companies)
           Special Industry Machinery, Except Metalworking Machinery

Prepared by the Center for Research in Security Prices
Produced on 11/21/95


Perm#       Date Range                   Company Name                   TICK CL       EX F       SIC
-----       ----------                   ------------                   -------       ----       ----

98193   04/30/90-05/18/90       REMITTANCE TECHNOLOGIES CORP            RMITU         NQ         3550
76043   04/30/90-05/31/90       REMITTANCE TECHNOLOGY CORP              RMIT          NQ         3550
91492   04/30/90-11/29/94       RHEOMETRICS INC                         RHEM          NQ         3550
91492   11/30/94-04/28/95       RHEOMETRICS SCIENTIFIC INC              RHEM          NQ         3550
91521   04/30/90-08/20/91       ROSS INDUSTRIES INC VA                  ROS           NQ         3551
68495   04/30/90-10/06-94       SAFETY RAILWAY SERVICE CORP             SRSC          NQ         3550
81275   02/02/95-04/28/95       SEMITOOL INC                            SMTL          NQ         3559
70440   04/30/90-07/05/94       SHOPSMITH INC                           SHOP          NQ         3553
70632   04/30/90-04/28/95       SILICON VALLEY GROUP INC                SVGI          NQ         3550
80039   12/01/93-04/28/95       SPECIALTY EQUIPMENT COS INC             SPEQ          NQ         3550
55060   01/24/92-12/31/93       SPEIZMAN INDUSTRIES INC                 SPZN          NQ         3550
68495   10/07/94-04/28/95       SPINNAKER INDUSTRIES INC                SPNI          NQ         3550
72232   04/30/90-04/28/95       SPIRE CORP                              SPIR          NQ         3550
55160   12/22/93-08/05/94       SUMMA INDUSTRIES INC                    SUIN          NQ         3550
55160   08/08/94-04/28/95       SUMMA INDUSTRIES INC                    SUMX          NQ         3550
75707   04/30/90-03/28/91       T S L INC                               TSLI          NQ         3550
77697   06/24/92-04/28/95       TAPISTRON INTERNATIONAL INC             TAPI          NQ         3550
81232   01/27/95-04/28/95       TYLAN GENERAL INC                       TYGN          NQ         3550
79628   09/29/93-04/28/95       ULTRATECH STEPPER INC                   UTEK          NQ         3550
81104   04/30/90-10/03/90       V H C LTD                               VHCL          NQ         3550
11959   04/30/90-04/28/95       VARITRONIC SYSTEMS INC                  VRSY          NQ         3550
81116   11/29/94-04/28/95       VEECO INSTRUMENTS INC DEL               VECO          NQ         3550
80451   04/30/90-11/01/91       VELOBIND INC                            VBND          NQ         3550
77445   03/27/92-06/28/93       VITAL LIVING PRODUCTS INC               VLPI          NQ         3550
97274   03/25/92-05/13/92       VITAL LIVING PRODUCTS INC               VLPIU         NQ         3550


Total number of distinct issues = 57
Total active on 04/28/95        = 37
Exchange Labels: NY - New York, AM - American, NQ - Nasdaq

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information as of December 1, 1995, with respect to the Common Stock held by the only person who owns of record, or is known by the Company to own beneficially, more than five percent (5%) of any class of securities:

                                                                    NUMBER OF SHARES
NAME AND ADDRESS OF                                                 OF COMMON STOCK           PERCENT
BENEFICIAL OWNERSHIP                                                BENEFICIALLY OWNED (1)    OF CLASS
--------------------                                                ----------------------    --------
Pepsi-Cola Company,                                                    1,500,000(2)           8.7%
a division of PepsiCo, Inc.
Intersection of Routes 100 & 35
Somers, New York 10589

----------------

(1) Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct its disposition) with respect to a security, whether through a contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated herein, each person has sole power to vote or dispose or direct the disposition of the shares owned beneficially.

(2) Includes 500,000 shares of common stock which Pepsi-Cola Company has the right to acquire within sixty (60) days upon the exercise of common stock purchase warrants granted by the Company on November 15, 1995.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

         The following table sets forth certain information as of December 1, 1995, except as noted, regarding the Common Stock held by Directors and the Chief Executive Officer of the Company, including each nominee for election as a Director and all directors and executive officers as a group:

                                                                    NUMBER OF SHARES
                                                                    OF COMMON STOCK           PERCENT
NAME AND BENEFICIAL OWNERSHIP                                       BENEFICIALLY OWNED        OF CLASS
-----------------------------                                       ------------------        --------
Robert A. Cutting, President, Chief Executive Officer
    and Director                                                        238,037 (1)              *

Herbert L. Luxenburg, Director                                          202,500 (2)              *

C. Rand Michaels, Director                                               65,000 (2)              *

Herbert M. Pearlman, Director                                           657,500 (3)              *

John E. Stieglitz, nominee for election as Director                             0                  *

Directors (including nominees) and
   Officers as a Group (7 Persons)                                      1,264,402 (4)            7.2%


         * The percentage of shares beneficially owned by any of these directors or nominees does not exceed one percent of the class so owned.

(1) Robert A. Cutting retains common stock purchase warrants to purchase 56,000 shares of Common Stock at the exercise price of $2.00 per share, all of which are exercisable within 60 days. These warrants expire between August 17, 1999 and September 13, 1999. Mr. Cutting also retains common stock purchase warrants to purchase 100,000 shares of Common Stock at the exercise price of $3.00 per share all of which are exercisable within 60 days. These warrants expire August 1, 2000.

(2) Herbert L. Luxenburg and C. Rand Michaels each retain stock option rights to purchase 65,000 shares of Common Stock under the Company's 1990 Non-Qualified Stock Option Plan, all of which are exercisable within 60 days. For each Director, 25,000 stock options are exercisable at $3.25 per share and 40,000 stock options are exercisable at $1.25 per share. Mr. Luxenburg also retains common stock purchase warrants to purchase 50,000 shares of Common Stock at the exercise price of $2.00 per share, all of which are exercisable within 60 days and 12,500 shares of Common Stock at the exercise price of $2.00 per share, all of which are exercisable within 60 days. These warrants expire on August 17, 1999 and June 1, 1998, respectively.

(3) Herbert M. Pearlman owns warrants to purchase 530,000 shares of Common Stock for services rendered as Director of the Company. 150,000 of the warrants were issued at $1.25 per share and 100,000 of the warrants were issued $3.25 per share. All of these warrants expire on May 27, 1999 and are exercisable within 60 days. 80,000 of the warrants were issued at $2.00 per share and 200,000 of the warrants were issued at $3.00 per share. These warrants expire on August 17, 1999 and August 1, 2000, respectively and all of which are exercisable within 60 days.

(4) Directors and Officers as a group retain stock option rights to purchase 175,365 shares under the 1990 Non-Qualified Stock Option Plan and warrants to purchase 773,500 shares of Common Stock.

                    CERTAIN TRANSACTIONS INVOLVING MANAGEMENT

         In June 1994, the Company purchased its headquarters facility in Akron, Ohio for $490,000 from Joseph W. Shannon, who at the time was Chairman of the Company's Board of Directors. The purchase price was based on an appraisal of the property done by Spalding/Emig Company.

         The Company is considering obtaining a loan from The Mezzanine Financial Fund, L.P. ("Mezzanine") in a principal amount of $500,000 (the "Loan"). The Loan would be used for general working capital purposes. The Loan would mature in three years and bear an interest rate of 18% per annum. The terms of the Loan require a $100,000 repayment of principal on each of the first and second anniversaries of the closing of the Loan. Mezzanine at its option may convert the principal amount of the Loan into Common Stock at a price of $3.00 per share, or, if the entire Loan is converted, 167,000 shares of Common Stock (including standard anti-dilution provisions). In consideration for providing the Loan, Mezzanine will receive a five (5) year warrant to acquire shares of Common Stock at a price equal to the lower of seventy percent (70%) of the 30-day average trading price prior to closing of the Loan and $2.50 (the "Price"). The number of shares subject to the warrant will be determined by dividing the Price into an amount equal to 10% of the average annual Loan balance multiplied by the number of years the Loan is outstanding (the "Warrant Fee"). At Mezzanine's election, all or any part of the Warrant Fee may be put to the Company upon repayment of the Loan for payment in cash in the amount equal to 70% of such Warrant Fee, paid in equal monthly payments over the same number of months that the Loan was outstanding. Additionally, Mezzanine shall receive a closing fee equal to 2% of the amount of the Loan and reimbursement for expenses associated with the making of the Loan.

         Herbert M. Pearlman, Chairman of the Board of Directors of the Company, is a director, officer and principal stockholder of the general partner of Mezzanine. Mr. Pearlman is also Chairman, chief executive officer and a principal stockholder of Helm, a publicly traded company which holds an approximately 14% equity stake in Mezzanine.

         Pursuant to an arrangement with Intersystems, a company in which Mr. Pearlman is Chairman and in which Mr. Pearlman has a significant equity interest, the Company receives certain shareholder relations services from an employee of Intersystems in return for which the Company reimburses Intersystems for one-third of the salary and other expenses allocated to such employee. During fiscal 1995, the aggregate amount paid by the Company pursuant to this arrangement was approximately $18,033. Pursuant to this arrangement, the Company currently pays approximately $3,500 per month to Intersystems.

         Pursuant to an arrangement with Helm, the Company has agreed to be responsible for 25% of Mr. Pearlman's allocated overhead expenses associated with the office space maintained by Helm. During fiscal 1995, the aggregate amount of the Company paid to Helm pursuant to this arrangement was approximately $41,075. The Company continues to pay Helm approximately $5,300 per month pursuant to this arrangement.

                                  VOTE REQUIRED

         The Directors shall be elected by a plurality of the votes cast by the holders of shares entitled to vote at the Meeting. Each shareholder has the right to cast six votes for six directors, but not to cumulate votes for any director.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors recommends that the shareholders vote FOR its nominees for directors.

                                 PROPOSAL NO. 2

                     APPROVAL OF THE 1995 STOCK OPTION PLAN

         On December 11, 1995 the Board of Directors of the Company unanimously adopted the 1995 Stock Option Plan (the "1995 Plan"), subject to the approval of the Company's shareholders, a copy of which is attached as Exhibit A to this Proxy Statement. The 1995 Plan will not become effective unless it is approved by the holders of a majority of the shares of Common Stock present and voted in person or represented by proxy at the Meeting.

         The purpose of the 1995 Plan, which terminates in the year 2005, is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the employees, directors and consultants of the Company to exert their utmost effort to improve the business and increase the assets of the Company by providing them the opportunity to acquire Common Stock through the exercise of stock options and to promote the success of the Company's business.

         The 1995 Plan authorizes the granting of options to acquire an aggregate of 750,000 shares of the Common Stock. Such options may be either "incentive stock options", as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or "non-qualified stock options". The shares available for issuance upon exercise of outstanding options will be increased or decreased according to any reclassification, recapitalization, stock split, stock dividend or other such subdivision or combination of Common Stock. As of December 31, 1995, the Company had 49 employees eligible to participate in the 1995 Plan. The following discussion of the principle features and effects of the 1995 Plan is qualified in its entirety by reference to the text of the 1995 Plan attached as Exhibit A to this Proxy Statement.

ADMINISTRATION.

         The Company's Board of Directors currently administers the 1995 Plan. The 1995 Plan provides that the Board may appoint a stock option committee consisting of not less than two members of the Board of Directors to administer the 1995 Plan. Each member of the Stock Option Committee will be a "disinterested person" as defined in, and if required under, Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The Board of Directors, or a stock option committee appointed by the Board, determines the individuals who will be granted options, and, subject to the provisions of the 1995 Plan, the number of options each individual will receive, the option price per share and the exercise period for each option. If and when appointed, the stock option committee shall continue to serve until otherwise directed by the Board of Directors, who may decide to remove all members of the Committee and thereafter resume administration of the 1995 Plan.

ELIGIBILITY.

         Officers, and other regular, full-time employees of the Company will be eligible to receive incentive stock options under the 1995 Plan. Consultants and employee directors and other regular full-time, salaried employees of the Company will be eligible to receive non-qualified stock options under the 1995 Plan. Members of the stock option committee or the Board of Directors, in the absence of the appointment of a stock option committee, are not eligible for option grants under the 1995 Plan; provided that if Rule 16b-3 of the Securities Exchange Act of 1934, as amended, is amended such that it does not require plan administrators to be ineligible under a qualified plan, no such ineligibility of plan administrators under the 1995 Plan shall be required.

         The number of shares of Common Stock which may be subject to options granted under the 1995 Plan is 750,000. Shares subject to options which are no longer exercisable shall thereafter become available for issuance under the 1995 Plan pursuant to the grant of new options.

         Any employee who owns ten percent or more of the total combined voting power of all classes of the Company's capital stock shall be eligible to receive incentive stock options only under limited circumstances.

EXERCISE PRICE OF OPTIONS.

         Incentive stock options granted pursuant to the 1995 Plan must have an exercise price equal to the fair market value of the Common Stock at the time the option is granted. If granted to an individual who owns more than ten percent of the combined voting power of all classes of the Company's voting stock or the voting stock of any parent or subsidiary of the Company at the date of grant, the exercise price must be at least 110% of the fair market value. Under the terms of the 1995 Plan, the aggregate fair market value of the stock with respect to which incentive stock options are exercisable for the first time by such individual during any calendar year shall not exceed $100,000. Non-qualified stock options may be granted at less than the fair market value of the Common Stock. "Fair market value" is determined by the Board or the stock option committee based on the average of the bid and asked price of the Common Stock on the date of grant. On December 31, 1995, the average NASDAQ bid and asked price of the Common Stock, as traded was $________. Any monies received by the Company from the exercise of options will be used for working capital.

TERMS.

         All options available to be granted under the 1995 Plan must be granted by December 1, 2005. The stock option committee or, in the absence of a stock option committee, the Board of Directors, will determine the actual term of the options but no option will be exercisable after the expiration of ten years from the date of grant. No incentive stock option granted to an employee who owns more than ten percent of the combined voting power of all the outstanding classes of stock in the Company may be exercised after five years from the date of the grant.

         All options granted pursuant to the 1995 Plan shall not be transferable except by will or by the laws of descent and distribution.

EXERCISE OF OPTIONS.

         Incentive stock options granted to employees under the 1995 Plan may be exercised only by the employee during his employment with the Company or for the period of thirty (30) days (or such other period of time not exceeding three months as determined by the Board) after voluntary termination or for a period of three (3) months (or such other period of time not exceeding one year as determined by the Board) if the employee ceased employment because of permanent and total disability within the meaning of Section 422 (e)(3) of the Code. Such incentive stock options may, however, be exercised by the employee's estate, or by any person who acquired the right to exercise such options by bequest or inheritance from the employee for a period of twelve months from the date of the employee's death. If such options shall by their terms sooner expire, such options shall not be extended as a result of the employee's death. Options granted under the 1995 Plan need not be exercised in the order in which they are granted. Non-qualified stock options granted under the 1995 Plan have no exercise limitations other than that they be exercised within ten years from the date of grant or as otherwise specified in an option granted by the stock option committee.

         With the exception of the consideration received by the Company upon the exercise of the options granted under the 1995 Plan, no consideration is received by the Company for the granting of any options.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO INCENTIVE STOCK OPTIONS.

         Certain options granted under the 1995 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. Set forth below is a general summary of certain of the principal Federal income tax consequences to participants and the Company of incentive stock options granted under the 1995 Plan.

         An employee to whom an incentive stock option is granted pursuant to the 1995 Plan will not recognize any compensation income, and the Company will not recognize any compensation deduction, at the time an incentive stock option is granted or at the time an incentive stock option is exercised. In the year of exercise, however, the amount by which the fair market value of the Common Stock exceeds the option price will constitute a tax preference item under the alternative minimum tax. If the employee incurs minimum tax in the year of exercise, however, he should qualify for the credit for prior year minimum tax liability in the first future year he has regular tax liability.

         In order to obtain incentive stock option treatment for Federal income tax purposes upon the subsequent sale (or other disposition) by the optionee of the shares of Common Stock received upon exercise of the option, the sale (or other disposition) must not occur within two years from the date the option was granted nor within one year after the issuance of such shares upon exercise of the option (the "ISO holding period requirements"). If the ISO holding period requirements are satisfied, on the subsequent sale (or other disposition) by the optionee of the shares of Common Stock received upon the exercise of an option, the optionee generally will recognize income from the sale of a capital asset equal to the difference, if any, between the proceeds realized from the sale (or other disposition) and the amount paid as the exercise price of the option. Alternatively, if the ISO holding period requirements are not satisfied, on the subsequent sale (or other disposition) by the optionee of the shares of Common Stock received upon the exercise of the option, the optionee generally will recognize income taxable as compensation (and the Company will recognize a compensation deduction) in an amount equal to the lesser of (a) the difference, if any, between the fair market value of the shares on the date of exercise and the amount paid as the exercise price of the option or (b) the difference, if any, between the proceeds realized from the sale or other disposition and the amount paid as the exercise price of the option. Any additional gain realized on such sale or disposition (in addition to the compensation income referred to above) would give rise to income from the sale of a capital asset and be taxed accordingly.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO NON-QUALIFIED STOCK OPTIONS.

         The non-qualifying stock options which may be granted under the 1995 Plan are not intended to qualify as incentive stock options within the meaning of Section 422 of the Code. An individual to whom a non-qualifying stock option is granted pursuant to the 1995 Plan will generally not recognize any compensation income, and the Company will not realize any compensation deduction, at the time the non-qualifying stock option is granted. In the year of exercise, however, the optionee generally will realize income taxable as compensation (and the Company will realize a compensation deduction) in an amount equal to the difference, if any, between the fair market value of the shares on the date of exercise and the amount paid as the exercise price of the option.

         The tax basis of the shares of Common Stock received by the optionee upon exercise will be equal to the amount paid as the exercise price plus the amount, if any, includable in his gross income as compensation income. The holding period for the shares will commence on the date of exercise.

         On the subsequent sale (or other disposition) by the optionee of the shares of Common Stock received upon the exercise of the option, any gain realized on such sale or disposition would give rise to income from the sale of a capital asset and taxed accordingly.

AMENDMENTS AND DISCONTINUANCE OF THE 1995 PLAN.

         The 1995 Plan can be amended, suspended or terminated at any time by action of the Company's Board of Directors except that no amendment to the 1995 Plan can be made without prior Shareholder approval where such amendment would
(i) increase by more than 10% the total number of shares of stock which may be purchased under the 1995 Plan by officers, directors or persons beneficially owning 10% or more of the Company's Common Stock, (ii) materially modify the eligibility requirements of the 1995 Plan or (iii) materially increase the benefits accruing to participants under the 1995 Plan.

OPTION GRANTS TO DIRECTORS, OFFICERS AND EMPLOYEES.

         As of the date of this Proxy Statement, no stock options have been granted to any of the Company's executive officers or employees under the 1995 Plan and any such grants in the future are not readily determinable at this time. The amount, timing and other terms of any stock option grant under the 1995 Plan will be determined by the Board, or a Stock Option Committee appointed by the Board, and will depend upon a variety of factors including, without limitation, the relative contribution of the Optionee to the Company's operations.

VOTE REQUIRED.

         The affirmative vote of holders of a majority of the issued and outstanding shares of Common Stock of the Company present, or represented by proxy, and voted at the Meeting, is required for approval of the 1995 Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS.

         The Board of Directors recommends that the Shareholders vote FOR the approval of the 1995 Plan.

                                 PROPOSAL NO. 3

                          CHANGE OF THE COMPANY'S NAME

         On December 11, 1995, the Company's Board of Directors unanimously approved, subject to shareholder approval, a change of the Company's name to "ABC Dispensing Technologies, Inc.". Management believes that the change of the Company's name is appropriate in light of the nature of its business.

         If Proposal 5 (reincorporation of the Company into Delaware) is approved, the name change will be affected by virtue of the merger described in Proposal No. 5. If Proposal No. 5 is not approved by the shareholders but if this Proposal is approved by the shareholders, an amendment to the Company's articles of incorporation will be filed in a form similar to that attached as Exhibit C, to effect the name change as promptly as practicable.

VOTE REQUIRED

         The affirmative vote of a majority of the outstanding shares of Common Stock is necessary for the approval of this Proposal 3.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors recommends that shareholders vote "FOR" the proposal to change the Company's name.

                                 PROPOSAL NO. 4

                   AMENDMENT TO CERTIFICATE OF INCORPORATION
                      TO INCREASE AUTHORIZED CAPITAL STOCK

         On December 1, 1995, the Board of Directors unanimously approved and recommends that the Company's shareholders consider and approve an amendment to
Article III of the Company's Articles of Incorporation (the "Charter") that would increase the number of authorized shares of the Company's Common Stock from 20,000,000 shares to 50,000,000 shares.

         At December 1, 1995, the Company had 16,672,493 shares of Common Stock issued and outstanding. In addition, as of the close of business on December 1, 1995, 2,922,759 shares of Common Stock were reserved for issuance upon conversion of outstanding stock option agreements under the Company's existing stock option plans and upon the exercise of certain conversion rights under other agreements which have been entered into by the Company. Accordingly, on December 1, 1995, there was an aggregate of 404,748 authorized shares of Common Stock unissued, unreserved for issuance and otherwise available for issue by the Company. The Charter does not authorize the Company to issue preferred stock.

         The proposed increase in the authorized Common Stock has been recommended by the Board of Directors to assure that an adequate supply of authorized, unissued shares is available for general corporate needs and to provide the Board the necessary flexibility to issue Common Stock in connection with acquisitions, merger transactions or financings without the expense and delay incidental to obtaining shareholder approval of any amendment to the Charter at the time of such action, except as may be required for a particular issuance by applicable law or by the rules of any stock exchange on which the Company's securities may then be listed. While the additional authorized shares of Common Stock may be used for such purposes as raising additional capital or the financing of an acquisition or business combination, the Company currently has no plans or arrangements related to the issuance of any of its currently available authorized but unissued Common Stock or any of the additional shares of Common Stock proposed to be authorized by the amendment to the Charter. Such shares would, however, be available for issuance without further action by the shareholders, unless required by applicable law. The Common Stock is traded in the over-the-counter market in the NASDAQ Small Cap System which does not impose shareholder approval requirements for an increase in the number of outstanding shares of the Common Stock.

         The additional shares of Common Stock for which authorization is sought would be identical to the shares of the Common Stock of the Company now authorized. Holders of Common Stock do not have preemptive rights to subscribe for additional securities which may be issued by the Company. The issuance of additional shares of Common Stock may, among other things, have a dilutive effect on the earning per share and on the equity and voting power of existing holders of Common Stock and may adversely affect the market price of the Common Stock.

         Although the Board of Directors has no present intention of issuing additional shares for such purposes, the proposed increase in the number of authorized shares of Common Stock could enable the Board of Directors to render more difficult or discourage an attempt by another person or entity to obtain control of the Company. Such additional shares could be issued by the Board in a public or private sale, merger or similar transaction, increasing the number of outstanding shares and thereby diluting the equity interest and voting power of a party attempting to obtain control of the Company. The increase in the authorized shares of Common Stock has not, however, been proposed for an anti-takeover-related purpose and the Board of Directors and Management has no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of its Common Stock.

         The Charter does not provide for cumulative voting. As a result, in order to be ensured of representation on the Board, a shareholder must control the votes of a majority of the shares present and voting at a shareholder's meeting at which a quorum is present. The lack of cumulative voting requires an entity seeking a takeover to acquire a substantially greater number of shares to ensure representation on the Board than would otherwise be necessary were cumulative voting available.

         Certain provisions of the Company's By-Laws could also have the effect of deterring takeover attempts because of the procedural provisions contained therein. The By-Laws provide that special shareholder meetings may be called only by the President of the Company, or by a majority of the Board of Directors. In addition, except as otherwise required by law, the By-Laws limit the business that may be transacted at a special meeting of shareholders to the matters specified in the notice of such special meeting.

         The Proposal is not part of any plan by the Management to adopt a series of amendments to its Charter or By-Laws so as to render the takeover of the Company more difficult. Moreover, the Company is not submitting this Proposal to enable it to frustrate any efforts by another party to acquire a controlling interest or to seek Board representation.

         The Company believes that the proposed amendment to Article III of the Charter will provide several long-term advantages to the Company and its shareholders. The passage of the Proposal might enable the Company to pursue acquisitions or enter into transactions which Management believes provide the potential for growth and profit. If additional authorized shares are available, transactions dependent upon the issuance of additional shares will be less likely to be undermined by delays and uncertainties occasioned by the need to obtain shareholder authorization prior to consummation of such transactions. The ability to issue shares, as deemed in the Company's best interests by the Board, will also permit the Company to avoid the expenses which are incurred in holding certain shareholders meetings.

         If the Proposal is adopted, the Charter will be amended to delete
Article III in its entirety and replace same with the following:

         "THIRD": The aggregate number of shares of capital stock which the Corporation shall have the authority to issue is 50,000,000 shares of common stock at $.01 par value per share."

         However, if Proposal 5 is adopted, the increased and authorized shares of Common Stock will happen without the need for an amendment to the Charter as the certificate of incorporation of the entity into which the Company will be merged pursuant to such Proposal will have authorized 50,000,000 shares of Common Stock $.01 per share par value.

VOTE REQUIRED

         The affirmative of the holders of a majority of the issued and outstanding shares is required to approve this Proposal 4.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors recommends that the shareholders vote FOR the proposed increase in the authorized capital stock of the Company.

MARKET PRICE DATA

         The Common Stock is traded in the over-the-counter market and are currently traded in the NASDAQ System under the symbol "ABCC". On January ___, 1996, the last full trading date prior to the printing and mailing of this Proxy Statement, the reported closing high and low bid price for the Common Stock on the NASDAQ System was $____________ and $________, respectively. Shareholders are urged to obtain current market quotations for the shares of the Company's Common Stock.

                                 PROPOSAL NO. 5

                           REINCORPORATION IN DELAWARE

 GENERAL.

         The Board of Directors has unanimously approved, and recommends for shareholder approval, the change of the Company's state of incorporation from Florida to Delaware. The transaction will not result in any change in the business, management, assets, liabilities or net worth of the Company. Reincorporation in Delaware will allow the Company to take advantage of certain provisions of the corporate laws of Delaware. The purposes and effects of the proposed transaction are summarized below.

         In order to effect the Company's reincorporation in Delaware, the Company will be merged into ABC Dispensing Technologies, Inc. ("ADT"), a newly formed, wholly-owned subsidiary of the Company incorporated in Delaware. ADT has not engaged in any activities except in connection with the proposed transaction. The mailing address of its principal executive offices and its telephone number are the same as those of the Company. As part of its approval and recommendations of the Company's reincorporation in Delaware, the Board has approved, and recommends to the Stockholders for their adoption and approval, an Agreement and Plan of Merger (the "Reincorporation Agreement") pursuant to which the Company will be merged with and into ADT. The full texts of the Reincorporation Agreement and the Certificate of Incorporation and By-Laws of the successor Delaware company under which the Company's business would be conducted after the merger are set forth as Exhibits B, C and D, respectively, hereto. The discussion contained in this Proxy Statement is qualified in its entirety by reference to such Exhibits.

         In the following discussion of the proposed reincorporation, the term "Company" includes either or both, American Business Computers Corporation ("ABCC") and ADT as the context may require, without regard to the state of incorporation.

         Upon shareholder approval of the reincorporation, and upon approval of appropriate certificates of merger by the Secretaries of State of the States of Florida and Delaware, ABCC will be merged with and into ADT pursuant to the Reincorporation Agreement, resulting in a change in the Company's state of incorporation. The Company will then be subject to the Delaware General Corporation Law ("DGCL") and the Certificate of Incorporation and By-laws set forth as Exhibit C and Exhibit D, respectively. Upon the effective time of the reincorporation, each outstanding share of Common Stock and each share of Common Stock held in the treasury of ABCC automatically will be converted into one share of common stock of ADT. Outstanding options to purchase shares of Common Stock will be converted into options to purchase the same number of shares of Common Stock of ADT. Each employee stock plan and any other employee benefit plan to which ABCC is a party, whether or not such plan relates to the Common Stock, will be assumed by ADT and, to the extent any such plan provides for the issuance or purchase of Common Stock, it will be deemed to provide for the issuance or purchase of shares of common stock of ADT.

         IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF ADT; OUTSTANDING STOCK CERTIFICATES OF ABCC SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY. The common stock of the Company will continue to be traded on the "Pink Sheets" and the "OTC Bulletin Board" will consider the exiting stock certificates as constituting "good delivery" in transactions subsequent to the reincorporation.

PRINCIPAL REASONS FOR CHANGING THE COMPANY'S STATE OF INCORPORATION.

         The Company's Board of Directors believes that the reincorporation will provide flexibility for both the management and business of the Company.

         Delaware is a favorable legal and regulatory environment in which to operate. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major companies have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware companies thereby providing greater predictability with respect to corporate legal affairs.

         Delaware law is more familiar to lenders and investors, and therefore may provide the Company a more favorable legal environment in which to seek additional financing. Because Delaware corporate law is more predictable and familiar to lenders and investors than is Florida corporate law, and because Delaware courts have substantially greater experience in handling matters of a corporate nature, the Board of Directors believes that changing the Company's domicile from Florida to Delaware would make the Company more attractive to new and existing shareholders, lenders and investors. The Board of Directors and Management believe that the Merger will provide flexibility for both the management and business of the resulting Company. As a Delaware company, the Company would qualify for the provisions of Section 203 of the DGCL (the "Delaware Business Combinations Statute"), which regulates certain business combinations between a company and an "Interested Stockholder" thereof.

         The Board of Directors has determined that the most practical and economical means of reincorporating the Company in the State of Delaware would be through a reincorporation merger of the Company with and into a wholly-owned subsidiary of the Company incorporated in Delaware. Merger with a wholly-owned subsidiary is the usual means of reincorporation in another jurisdiction, since it is inexpensive to accomplish and will qualify as a tax-free reorganization. Since a reincorporation merger is the usual and most practical and economical means of reincorporating the Company in Delaware, it was the only alternative considered by the Board of Directors. While the reincorporation proposal is not being recommended in response to any specific effort of which the Company is aware to accumulate the Company's shares or to obtain control of the Company, the Board believes that the provisions of the Delaware Business Combinations Statute will enhance the Board's ability to assure more equitable treatment of the Company's shareholders in the event of a possible takeover attempt. For a description of the Delaware Business Combinations Statute, see "The Delaware Business Combinations Statute," below.

THE DELAWARE BUSINESS COMBINATIONS STATUTE.

         The Delaware Business Combinations Statute prohibits certain transactions between a Delaware company and an "Interested Stockholder," which is defined as a person (including such person's affiliates and associates) that is directly or indirectly a beneficial owner of 15% or more of the voting power of the outstanding voting stock of a Delaware company and such person's affiliates and associates. This provision prohibits certain business combinations (defined broadly to include mergers, consolidations, sales or other dispositions of assets having an aggregate value in excess of 10% of the consolidated assets of a company, and certain transactions that would increase the Interested Stockholder's proportionate share ownership in a company) between an Interested Stockholder and a company for a period of three years after the date the Interested Shareholder acquired its stock, unless (i) the business combination is approved by such company's board of directors prior to the date the Interested Stockholder acquired its shares, (ii) the Interested Shareholder acquired at least 85% of the voting stock of such company in the transaction in which it became an Interested Stockholder, or (iii) the business combination is approved by a majority of the board of directors and the affirmative vote of two-thirds of the votes entitled to be cast by disinterested Stockholders at an annual or special meeting.

         If the reincorporation is consummated, the Delaware Business Combinations Statute will apply to the Company. The effect of the application of the Delaware Business Combinations Statute would be to reduce the likelihood of situations in which the Company may be forced to accept a proposal for the takeover of the Company without ample time to evaluate the proposal and appropriate alternatives and to encourage anyone contemplating a transaction with the Company to negotiate directly with the Company on a fair and equitable basis. The application of the Delaware Business Combinations Statute could make more difficult or discourage a tender offer for the Common Stock or the completion of a "second step" merger by a holder of a substantial block of the Common Stock, irrespective of whether such action might be perceived by stockholders holding a majority of the Common Stock to be beneficial to the Company and its stockholders.

         The application of the Delaware Business Combinations Statute could adversely affect the ability of stockholders to benefit from certain transactions which are opposed by the Board or by stockholders owning 15% of the Common Stock, even if the price offered in such transactions represents a premium over the then current market price of the Common Stock. To the extent that the Board's disapproval of a proposed transaction discourages establishment of a controlling stock interest, the position of the Board and current management may be strengthened, thereby assisting those persons in retaining their positions.

         On balance, however, the Board believes that the Company's becoming subject to the provisions of the Delaware Business Combinations Statute will be in the best interests of the Company and its shareholders. In recent years there have been a number of surprise takeovers of publicly owned companies. These transactions have occurred through tender offers or other sudden purchases of a substantial number of outstanding shares. Frequently, these tender offers and other share purchases have been followed by a merger or other form of complete acquisition of the target company by the purchaser without any negotiations with the Board of Directors of the target company. Such a "second step" business combination automatically eliminates minority interests in the target company, often for less valuable consideration per share than was paid in the purchaser's original tender offer or market purchases. In other instances, a purchaser has used its controlling interest to effect other transactions having an adverse impact on the target company and its shareholders. The protections afforded by the Delaware Business Combinations Statute will increase the likelihood that anyone contemplating a transaction with the Company would negotiate directly with the Company in advance. The Board believes that it is in a better position than the individual stockholders of the Company to negotiate effectively for an adequate price for all the Stockholders, since the Board is likely to be more knowledgeable than any individual Stockholder in assessing the business and prospects of the Company.

EFFECTS ON THE COMPANY

         The business and internal affairs of the Company will be governed by Delaware law. ADT's Certificate of Incorporation and By-Laws will change the current capital structure of the Company (see "Capitalization" below), provide for greater limitations on the personal liability of directors to the Company and its stockholders, provide expanded indemnification provisions, require that Stockholders desiring to submit nominees for election as directors or to introduce business at an annual meeting comply with certain notice provisions, and will allow the Board of Directors of the Company, in addition to the stockholders, to adopt, amend or repeal the By-Laws. The reincorporation will not result in any change in the business, management, assets, liabilities or net worth of the Company. If the Reincorporation Agreement is approved, the Board of Directors of the Company will be comprised of the same six members elected at the Meeting to comprise the Company's Board of Directors. The directors elected in connection with the current Proposal for election of Company directors will serve until the next annual meeting of the stockholders of the Company, until their respective successors are elected and qualified. The By-Laws of ADT allow a maximum of 15 directors compared to a maximum of nine provided for currently in the Company's By-Laws. ADT will also have the same executive officers as did the Company prior to the reincorporation.

         The Board of Directors has carefully considered the potential adverse effects of being subject to the Delaware Business Combinations Statute described above and has unanimously concluded that the adverse effects are substantially outweighed by the increased protection which the statute will afford the Company and its stockholders.

CAPITALIZATION

         The Certificate of Incorporation of ADT authorizes the issuance of 50,000,000 shares of common stock, par value $.01 per share. Currently ABCC is authorized to issue 20,000,000 shares of common stock, par value $.01 per share.

         The reincorporation into Delaware will have the effect of increasing the authorized Common Stock of the Company from 20,000,000 to 50,000,000 shares. For a discussion regarding the reasons for the increase in the authorized number of shares of Common Stock, see Proposal No. 4 "Amendment to Certificate of Incorporation to Increase
Authorized Capital Stock" herein.

                       COMPARATIVE RIGHTS OF SHAREHOLDERS

         Upon consummation of the Merger, holders of the Common Stock will become holders of ADT Common Stock and the rights of former Company shareholders will be governed by ADT's Certificate of Incorporation, ADT's By-Laws and the DGCL.

         Shareholders should note the following significant differences between the DGCL and the Florida Business Corporation Act (the "FBCA") as they affect the rights of shareholders. The following comparison of the DGCL and ADT's Certificate of Incorporation and By-Laws, on the one hand, and the FBCA and the Company's Articles of Incorporation and By-Laws, on the other, is not intended to be complete and is qualified in its entirety by reference to ADT's Certificate of Incorporation and By-Laws and the Company's Articles of Incorporation and By-Laws. Copies of ADT's Certificate of Incorporation and By-Laws are attached hereto as Exhibits C and D, respectively. Copies of the Company's Articles of Incorporation and By-Laws are available for inspection at the offices of the Company and copies will be sent to the holders of the Common Stock upon request.

DISTRIBUTIONS TO SHAREHOLDERS

         A Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which declared or for the preceding fiscal year. A Florida corporation may make distributions to shareholders as long as, after giving effect to such distribution, the corporation will be able to pay its debts as they become due in the usual course of business and the corporation's total assets will not be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

DISSENTER'S RIGHTS

         The DGCL provides that dissenting stockholders who follow prescribed statutory procedures are entitled to appraisal rights in the case of a merger of a corporation, except that such rights are not provided when (i) no vote of the stockholders is required for the merger or (ii) shares of the corporation are listed on a national securities exchange or held by more than 2,000 stockholders and are to be exchanged solely for shares of stock of another corporation which are listed on a national securities exchange or held by more than 2,000 stockholders.

         The FBCA provides appraisal rights in connection with (i) a merger, except that such rights are not provided when (a) no vote of the shareholders is required for the merger or (b) shares of the corporation are listed on a national securities exchange, traded on the Nasdaq National Market

System, or held of record by fewer than 2,000 shareholders; (ii) a sale of substantially all the assets of a corporation (with similar restrictions as provided under the DGCL for mergers); (iii) amendments to the articles of incorporation that may adversely affect the rights or preferences of shareholders; and (iv) a Control Share Acquisition (as described below).

         The shares of the Company are not presently listed on a national securities exchange and, as of December 31, 1995, were held by approximately ____ shareholders of record.

STATE TAKEOVER LAWS

         The Delaware Business Combinations Statute is described above. (See "The Delaware Business Combination Statute").

         Section 607.0901 of the FBCA, informally known as the "Fair Price Statute," provides that the approval of the holders of two-thirds of the voting shares of a company, other than the shares owned by an Interested Stockholder (as hereinafter defined) would be required in order to effectuate certain transactions, including, without limitation, a merger, sale of assets, sale of shares and reclassification of securities involving a corporation and an Interested Shareholder (an "Affiliated Transaction"). An "Interested Shareholder" is defined under the FBCA as the beneficial owner of more than 10% of the voting shares outstanding. The foregoing special voting requirement is in addition to the vote required by any other provision of the FBCA or a corporation's articles of incorporation.

         The special voting requirement does not apply in any of the following four circumstances: (i) the Affiliated Transaction is approved by a majority of the corporation's disinterested directors; (ii) the Interested Shareholder has beneficially owned 80% of the corporation's voting shares for five years; (iii) the Interested Shareholder beneficially owns 90% of the corporation's voting shares; or (iv) all of the following conditions are met: (A) the cash and fair value of other consideration to be paid per share to all holders of voting shares equals the highest per share price calculated pursuant to various methods set forth in Section 607.091 of the FBCA, (B) the consideration to be paid in the Affiliated Transaction is in the same form as previously paid by the Interested Shareholder, and (C) during the portion of the three years preceding the announcement date that the Interested Shareholder has been an Interested Shareholder, except as approved by a majority of the disinterested directors, there shall have been no default in payment of preferred stock dividends, no decrease in common stock dividends, no increase in the voting shares owned by the Interested Shareholder, and no benefit to the Interested Shareholder from loans, guaranties or other financial assistance or tax advantages provided by the corporation.

         A corporation may "opt out" of the provisions of Section 607.0901 by electing to do so in its original articles of incorporation or by adopting an amendment to its articles of incorporation or bylaws opting out and having such amendment approved by the holders of a majority of the voting shares not held by the Interested Shareholder, its affiliates or associates. The amendment will not be effective until 18 months after such vote, and will not apply to any Affiliated Transaction with someone who is an Interested Shareholder on or prior to the effective date of the Amendment. The Company has not opted out of the provisions of Section 607.0901.

         A person who inadvertently becomes an Interested Shareholder (for example, as a result of a corporation's repurchase of some of its shares) may promptly divest himself of enough stock to go below the 10% threshold so that no special vote would apply to a transaction with that shareholder, so long as such person has not otherwise been an Interested Shareholder within the five years preceding the first public announcement of the transaction.

         Section 607.0902 of the FBCA, informally known as the "Florida Control Share Acquisition Statute," provides that the voting rights to be accorded Control Shares (as defined below) of a Florida corporation that has (i) 100 or more shareholders, (ii) its principal place of business, its principal office, or substantial assets in Florida and (iii) either (A) more than 10% of its shareholders residing in Florida, (B) more than 10% of its shares owned by Florida residents, or (C) 1,000 shareholders residing in Florida, must be approved by a majority of each class of voting securities of the corporation, excluding those shares held by interested persons, before the Control Shares will be granted any voting rights.

         "Control Shares" are defined in the FBCA to be shares acquired in a Control Share Acquisition (as defined below) that, when added to all other shares of the issuing corporation owned by such person, would entitle such person to exercise, either directly or indirectly, voting power within any of the following ranges: (a) 20% or more but less than 33% of all voting power of the corporation's voting securities, (b) 33% or more but less than a majority of all voting power of the corporation's voting securities, or (c) a majority or more of all of the voting power of the corporation's voting securities. A "Control Share Acquisition" is defined in the FBCA as an acquisition, either directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, outstanding Control Shares.
Section 607.0902 also states that, if provided in the articles of incorporation or bylaws of a corporation prior to their acquisition, Control Shares may be redeemed by the corporation for fair value in certain circumstances. Finally, unless otherwise provided in a corporation's articles of incorporation or bylaws prior to a Control Share Acquisition, in the event Control Shares are accorded full voting rights and the acquiring person has acquired Control Shares with a majority or more of all voting power, all Shareholders shall have dissenters' rights. Neither the Company's Articles of Incorporation nor By-Laws provide otherwise.

         Section 607.0902 further provides that, in certain circumstances, an acquisition of shares that otherwise would be governed by its provisions does not constitute a Control Share Acquisition. Among such circumstances are acquisitions of shares approved by the corporation's board of directors and mergers effected in compliance with the applicable provisions of the FBCA, if the corporation is a party to the agreement of merger.

LIMITATION ON DIRECTOR'S LIABILITY

         In accordance with the DGCL, ADT's Certificate of Incorporation provides that the directors of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director except (i) for any breach of the director's duty of loyalty to the Company and its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct, or knowing violations of law; (iii) under
Section 174 of the DGCL, which relates to unlawful payments of dividends and unlawful stock repurchases and redemptions; or (iv) for any transaction from which the director derived an improper personal benefit. This provision does not eliminate a director's fiduciary duties; it merely eliminates the possibility of damage awards against a director personally which may be occasioned by certain unintentional breaches (including situations that may involve grossly negligent business decisions) by the director of those duties. The provisions have no effect on the availability of equitable remedies, such as injunctive relief or rescission, which might be necessitated by a director's breach of his or her fiduciary duties. However, equitable remedies may not be available as a practical matter where transactions (such as merger transactions) have already been consummated. The inclusion of this provision in ADT's Certificate of Incorporation may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter stockholders or management from bringing a lawsuit against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefited the Company and its stockholders.

         The FBCA provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duty as directors, except in certain specified circumstances. Those circumstances involve either: (i) a violation of the criminal law; (ii) a transaction from which the director derived an improper personal benefit; (iii) an unlawful payment of a dividend or unlawful stock repurchase or redemption; (iv) in a derivative proceeding or one by or in the right of a shareholder, conscious disregard for the best interests of the corporation or willful misconduct; or
(v) in a proceeding by or in the right of someone other than the corporation or a shareholder, recklessness or an act or omission that was committed in bad faith, with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

CALLING A SPECIAL MEETING OF SHAREHOLDERS

         Under the DGCL, a special meeting of shareholders can be called by the corporation's Board of Directors or by such person or persons as may be authorized by the corporation's certificate of incorporation or bylaws. ADT's Certificate of Incorporation does not authorize any person to call a special meeting of shareholders. ADT's Bylaws, however, provide that a special meeting may be called by the Chairman of the Board, deputy chairman (if any), president or the Board.

         The FBCA provides that a special meeting of shareholders can be called by (i) a corporation's Board of Directors; (ii) the persons authorized by the articles of incorporation or bylaws; or (iii) the holders of not less than 10% of all votes entitled to be cast on any issue to be considered at the proposed special meeting. A corporation's articles of incorporation can require a higher percentage of votes, up to a maximum of 50% to call a special meeting of shareholders. ABCC's Articles of Incorporation do not include any such provision.

AMENDMENTS TO BYLAWS

         Under the DGCL, directors can amend the bylaws of a corporation only if such right is expressly conferred upon the directors in its certificate of incorporation. ADT's Certificate of Incorporation provides its directors with such authority. Under the FBCA, a corporation's board of directors may amend or repeal the bylaws unless such power is expressly reserved to the shareholders in the articles of incorporation or the FBCA or the shareholders expressly provide, in amending or repealing all or any part of the bylaws, that the board of directors may not amend or repeal the affected bylaws.

MERGER WITH SUBSIDIARY

         Under the DGCL, a parent corporation may merge into itself, without shareholder approval, a subsidiary of which it owns at least 90% of the outstanding shares of each class of stock. The FBCA permits such a merger of a subsidiary without shareholder approval if 80% of each class of stock of the subsidiary is owned by the parent corporation.

REMOVAL OF DIRECTORS; FILING VACANCIES ON THE BOARD OF DIRECTORS.

         Under Delaware law, any director or the entire board of directors generally may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors. Under the FBCA, shareholders may remove one or more directors with or without cause, unless the articles of incorporation provide that directors may be removed only with cause, at a meeting of the shareholders called expressly for that purpose. ABCC's Articles of Incorporation do not refer to removal of Directors.

         Under the ADT By-Laws, newly created directorships resulting from any increase in the number of directors or any vacancies on the Board of Directors may be filled by the affirmative vote of a majority of the directors then in office. In addition, the ADT By-laws provide that the directors elected to fill vacancies on the Board of Directors will serve for the unexpired portion of the term of the director whose place has been filled, and a director elected by the Board of Directors of the ADT to fill a newly created directorship resulting from an increase in the number of directors will hold office until the next election of directors.

         The ABCC By-laws provide that vacancies on the Board of Directors will be filled by a majority vote of the Board of Directors or by a vote of shareholders.

         If the Merger is consummated, there will be 10 vacancies on the Board and if the Merger is not consummated, there will be four vacancies on the Board, as the ADT By-Laws and ABCC By-Laws provides for a maximum of 15 and nine respectively.

AMENDMENT OR REPEAL OF THE CERTIFICATE.

         Under Delaware law, unless the certificate of incorporation otherwise provides, amendments of the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment. The ADT certificate does not provide otherwise.

         Except with regard to minor amendments, all amendments to the Articles of Incorporation of a Florida corporation must be approved by the majority of all the votes entitled to be cast by that voting group, unless the Articles require a greater or lesser vote. The ABCC Articles do not provide otherwise.

VOTE REQUIRED FOR MERGERS.

         The FBCA provides that the sale, lease, exchange or disposal of all, or substantially all, of the assets of a Florida corporation, not in the ordinary course of business, as well as any merger, consolidation or share exchange, generally must be recommended by the Board of Directors and approved by a vote of a majority of the shares of each class of the stock of the corporation entitled to vote on such matters. Under the FBCA, the vote of the shareholders of a corporation surviving a merger is not required if: (i) the articles of incorporation of the surviving corporation will not substantially differ from its articles before the merger; and (ii) and each shareholder of the surviving corporation before the effective date will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger. Delaware law has similar provision for stockholder approval required in the case of the disposition of assets or a merger or a share exchange.

STOCK REPURCHASES.

         Both Delaware and Florida corporations may generally purchase or redeem their own shares of capital stock.

SHAREHOLDER RECORDS.

         Under Florida and Delaware law, any Shareholder with a proper purpose may demand inspection.

CORPORATE ACTION WITHOUT A SHAREHOLDER MEETING.

         Delaware law permits corporate action without a meeting of Stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation expressly provides otherwise. There is no such provision in the ADT Certificate of Incorporation. The FBCA and ABCC's By-Laws provide for similar shareholder actions without a meeting.

RIGHTS AND OPTIONS.

         Delaware and Florida law does not require shareholder approval of such plans, although various other applicable legal requirements, such as rules of the Securities and Exchange Commission, may make shareholder approval of certain rights or option plans necessary or desirable.

 PURPOSES AND EFFECTS OF CERTAIN PROVISIONS OF THE CERTIFICATE OF INCORPORATION
                               AND BY-LAWS OF ADT

          The ADT Certificate of Incorporation contains several provisions that may have an anti-takeover impact and may make tender offer, proxy contests and certain mergers more difficult. These include provisions (i) providing for the amendment of the Company By-Laws by the Board of Directors of the Company or by the action of 66 % of the total voting power of all shares of stock entitled to vote in the election of directors; and (ii) providing that only a majority of the Board of Directors of the Company or a committee appointed by the Board of Directors of the Company for such purpose may call a special meeting of stockholders. The ADT By-Laws contain additional provisions that may have an anti-takeover impact by making proxy contests more difficult. The ADT By-Laws contain restrictions on the procedures by which stockholders may nominate persons for election to the Board of Directors and the procedures by which stockholders may properly bring business before annual meetings of stockholders.

LIMITATION OF DIRECTORS' LIABILITY.

          The ADT Certificate of Incorporation contains a provision Article SIXTH that eliminates a director's liability for monetary damage for breaches of fiduciary duty of care, subject to certain exceptions described below (the "Liability Provision").

          The Delaware legislature enacted an amendment to the DGCL in 1985 allowing provisions such as the Liability Provision as a response to changes in the market for directors' liability insurance. The proliferation of shareholder derivative and class action suits for breaches of directors' fiduciary duties has in large part made it difficult to obtain liability insurance. Thus, the Delaware legislature amended the DGCL in order to maintain qualified and able directors to govern companies.

          The Liability Provision does not relieve a director of monetary liability for breaches of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, the unlawful repurchase or redemption of stock or payment of unlawful dividends or any transaction from which a director derives an improper personal benefit. Thus, liability for monetary damages will still exist under the Liability Provision if liability is based upon one of these grounds. The Liability Provision will have no effect on the availability of equitable remedies, such as an injunction or rescission for the breach of a director's fiduciary duty, and will in no way limit or otherwise affect liability for violation of the federal securities laws.

          The Liability Provision does not eliminate the liability of directors of the Company for monetary damages arising out of the directors' breach of their fiduciary duty of care. The duty of care refers to the fiduciary duty of directors to be sufficiently diligent and careful in considering a transaction or taking or refusing to take some corporate action. Liability for a breach of the duty of care arises when directors have failed to exercise sufficient care in reaching decisions and otherwise attending to their responsibilities as directors. The Liability Provision does not eliminate the duty of care; it only eliminates monetary damage awards occasioned by a breach of that duty in certain circumstances. Thus a breach of the duty of care remains a valid basis for a suit seeking to stop a proposed transaction from occurring. After the transaction has occurred, however, the stockholders would no longer have a claim for monetary damages based on a breach of the duty of care even if that breach involved gross negligence on the part of the directors.

          The Liability Provision's coverage extends only so far as is legally permitted. If the courts or the Delaware legislature narrow or expand the coverage of the amendment to the DGCL, the Liability Provision will likewise be narrowed or expanded without further stockholder action. Under present law, however, any subsequent change to the actual wording of the Liability Provision will require a stockholder vote, notwithstanding new legislation or interpretations.

          In the event that a stockholder desires to commence a derivative or class action suit against a director for violation of his or her fiduciary duty of care, the Liability Provision of the ADT Certificate of Incorporation provides that monetary damages will not be payable by the director, subject to the exceptions set forth above, even if such violation is proved. This means that directors will not be liable for monetary damages for grossly negligent business decisions, including decisions taken in connection with merger proposals, negotiations and other substantive matters affecting the Company and its stockholders, unless one of the exceptions set forth in the statute applies.

AMENDMENT OF THE BY-LAWS AND CERTAIN PROVISIONS OF THE CERTIFICATE OF INCORPORATION OF ADT.

          The provisions requiring the affirmative vote of the holders of 66 % or more of the total voting power of all shares of stock entitled to vote in the election of directors to amend certain provisions of the ADT Certificate of Incorporation (including the provisions relating to the number, term and removal of directors) and any provision of the ADT By-laws will make it more difficult for Stockholders to make changes in the ADT Certificate of Incorporation and ADT By-Laws, including changes designed to facilitate the exercise of control over the Company. The requirement for a 66 % stockholder vote will enable the holders of a minority of the Company's stock to prevent the holders of a majority or more of the stock from amending such provisions of the ADT Certificate of Incorporation and ADT By-Laws. In addition, the requirement for a 66 % vote may be difficult to obtain because at least 66 % of the Company's outstanding voting stock must be present or represented by proxy at any meeting at which any such amendment is proposed and must vote in favor of the amendment.

          The ADT Certificate of Incorporation also provides that the directors as well as the Stockholders have the right to amend the ADT By-Laws. Article TENTH of the ADT Certificate of Incorporation expressly authorizes the Board of Directors to make, alter, or repeal the ADT By-Laws.

THE SHAREHOLDER MEETING PROVISION.

          The ADT Certificate of Incorporation Article ELEVENTH and the ADT By-Laws Article 11 provide that stockholders of the Company may not call a special meeting of stockholders (the "Stockholder Meeting Provision").

          The Stockholder Meeting Provision may make it more difficult for Stockholders to take actions which require a meeting of Stockholders unless the Company's Board of Directors or a Committee of the Company's Board of Directors calls such a meeting. The Company's Board of Directors believes that it is in the best position to determine those issues which are properly the subject of a special meeting of Stockholders. Although the Stockholder Meeting Provision has the effect of delaying Stockholder consideration of a proposal over opposition of the Company's Board of Directors, the Company's Board of Directors believes that Stockholders are provided a full opportunity to make proper proposals at duly convened Shareholder meetings and to request that any such proposal be presented for consideration to other Stockholders in the Company's annual proxy statement.

          Under Delaware law, special meetings of Stockholders of a Company may be called by the Company's board of directors or by such persons as may be authorized by a Company's certificate of Incorporation or By-laws.

FEDERAL TAX CONSEQUENCES.

          In the opinion of Robinson, St. John & Wayne, counsel to the Company, the merger which will take place in connection with the Reincorporation should, under current law, constitute a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). In rendering such opinion, such counsel has relied upon representations contained in certificates of the Company. No ruling has been or is expected to be requested from the Internal Revenue Service ("IRS") as to the tax consequences of such merger. Since no ruling has been obtained, no assurance can be given that the IRS will agree with the conclusions of counsel or that a challenge by the IRS, if made, will not be successful.

          Assuming that the reincorporation constitutes a tax-free reorganization, the federal income tax consequences to the Company and its stockholders are as follows: No gain or loss will be recognized to ABCC or ADT as a result of this transaction. No gain or loss will be recognized to shareholders who exchange their ABCC shares solely for ADT shares. Stockholders will have the same tax basis in the shares of ADT received in this transaction as the basis in the shares of ABCC exchanged therefor, and the holding period of the shares of ADT will include the period during which the shares of ABCC were held, provided such shares of ABCC were held as capital assets on the effective date of the reincorporation.

          The foregoing summary of federal income tax consequences is included for general information only and does not address the federal income tax consequences to all holders, including those who acquired shares of Common Stock pursuant to the exercise of employee stock options or otherwise as compensation and those subject to the alternative minimum tax. In view of the individual nature of tax consequences, shareholders are urged to consult their own tax advisors as to the specific tax consequences of the reincorporation, including the application and effect of state, local and foreign income and other tax laws.

AMENDMENT.

          The Reincorporation Agreement may be amended, modified or supplemented prior to the effective time of the reincorporation upon the approval of the Board of Directors of ABCC and ADT. However, no amendment, modification or supplement may be made after the adoption of the Reincorporation Agreement by the shareholders of ABCC which changes the Reincorporation Agreement in a way which, in the judgment of the Board of Directors of ABCC, would have a material adverse effect on the shareholders of ABCC, unless such amendment, modification or supplement is approved by such shareholders.

TERMINATION.

          The Reincorporation Agreement provides that the Board of Directors of ABCC may terminate the Reincorporation Agreement and abandon the merger contemplated thereby at any time prior to its effective time, whether before or after approval by the shareholders of ABCC, if (i) the reincorporation shall not have received the requisite approval of the shareholders of ABCC or (ii) the Board of Directors of ABCC determines for any reason in its sole judgment that the consummation of the transaction would be inadvisable or not in the best interests of ABCC and its shareholders.

VOTE REQUIRED.

          The affirmative vote of holders of a majority of the issued and outstanding shares of Common Stock entitled to vote thereon at the Meeting is required for the ratification of the reincorporation of the Company under the laws of State of Delaware. Under certain conditions, and by complying with the specific procedures required by statute and described herein, shareholders of the Company will have the right to dissent from the Merger, in which event, if the Merger is consummated, they may be entitled to receive in cash the fair value of their shares of Common Stock. See "Dissenters' Rights" below.

Recommendation of the Board of Directors.

          The Board of Directors recommends a vote FOR the ratification of the reincorporation of the Company under the laws of the State of Delaware.

                               DISSENTERS' RIGHTS

          The shareholders of ABCC are entitled to exercise dissenters' rights of appraisal under Sections 607.1301, 607.1302 and 607.1320 of the FBCA ("FBCA"), (the "Dissenters' Statute"). The dissenters' rights available are summarized below. The following summary is not intended to be a complete statement of such rights. The preservation and exercise of dissenters' rights are conditioned on strict adherence to the applicable provisions of the FBCA and shareholders of ABCC who desire to exercise dissenters' rights should consult and study carefully the provisions contained in the Dissenters' Statute and seek the advice of legal counsel in connection with any decision with respect to the exercise of dissenters' rights.

          Under the Dissenters' Statute, Shareholders have the right to dissent from adoption of the Reincorporation Agreement and demand payment of the fair value of their shares. In order to properly exercise this right, each dissenting ABCC shareholder (i) must give ABCC a written notice of his or her intent to dissent from the proposal to approve the Reincorporation Agreement and demand payment for his or her shares if the Merger is effectuated BEFORE THE VOTE ON THE MERGER AGREEMENT IS TAKEN AT THE ANNUAL MEETING and (ii) MUST NOT VOTE IN FAVOR OF THE MERGER AGREEMENT. Merely voting against the Merger or abstaining from voting on the Merger will not satisfy the foregoing requirements. Any dissenting shareholder who fails to satisfy the foregoing requirements as they apply to his or her shares will not be entitled to payment for his or her shares and will be bound by the terms of the Reincorporation Agreement.

          The Company shall deliver a copy of the Dissenters' Statute to each shareholder simultaneously with a request for his written consent to approve the Merger or, if such request is not made, within 10 days after the Company received written consents without a meeting from the requisite number of Shareholders necessary to authorize the action. If the proposed action is approved by the required vote of the Shareholders, the Company will mail a further notice of such approval to all Shareholders who delivered a notice of intent to demand payment and refrained from voting in favor of the proposed action. Within 20 days after the Company delivers the written notice of the approval to Shareholders, any shareholder who elects to dissent shall file with the Company a notice of such election, stating his name and address, the number of shares as to which he dissents and a demand for payment of the fair value of his shares, and such shareholder shall file an election to dissent and deposit his certificates [for certificated shares] with the Company simultaneously with the filing of the election to dissent. A shareholder who fails to file his notice of election to dissent within the 20-day period will forfeit his dissenters' rights.

          Within 10 days after the later to occur of (i) the expiration of the 20-day period in which Shareholders may file their notices of election to dissent, or (ii) the consummation of the Merger, but in no event later than 90 days from the date the Shareholders approve the transaction, the Company must make a written offer to each dissenting shareholder, who has filed his notice of election to dissent within the 20-day period, to pay an amount the Company estimates to be the fair value for such shares. The Company's written offer must be accompanied by its most recent balance sheet (the date of which must be within 12 months of the date of the offer) and a profit and loss statement for the 12-month period ended on the date of the balance sheet. The dissenting shareholder shall have 30 days following the Company's offer to accept the offer. If the offer is accepted, the Company shall pay the agreed to value for the shares within 90 days of its making the offer, following which the dissenting shareholder shall cease to have an interest in the shares.

          If the Company fails to make its offer within the prescribed period, or if it makes an offer and the dissenting shareholder fails to accept the same within the 30 day acceptance period, then the Company, within 30 days after receipt of a written demand from any dissenting shareholder which is given within 60 days after the date of the consummation of the Merger, will have the option to file (within such 60 day period) an action in the appropriate court in the county where the registered office of the Company is located requesting that the court determine the fair value of the shares. If the Company fails to institute the court proceeding, any dissenting shareholder may do so in the name of the Company. The judgment of the court will be plenary and exclusive and all dissenters who are made parties will be entitled, after a hearing without a jury, to judgment for the amount the court determines is the fair value of the shares which, at the discretion of the court, may include interest.

          While costs and expenses of an appraisal proceeding will generally be borne by the Company, the court has equitable powers to assess any part of the costs against all or some of the dissenters who are parties whose action in failing to accept the Company's offer the court finds to be arbitrary, vexatious or not in good faith. The court has similar equitable powers to allocate among the parties the fees and expenses of appraisers appointed by the court, but not the fees and expenses of counsel or experts employed by any party.

          THE PROVISIONS OF THE FBCA REGARDING DISSENTERS' RIGHTS ARE TECHNICAL AND COMPLEX AND ANY ABCC SHAREHOLDER CONTEMPLATING THE EXERCISE OF SUCH RIGHTS IS URGED TO CONSULT WITH HIS OR HER LEGAL

COUNSEL.  A COPY OF THE DISSENTERS' STATUTE IS ATTACHED HERETO AS EXHIBIT E.

                              INDEPENDENT AUDITORS

          The Company's auditors for the fiscal year ended April 29, 1995 were Ernst & Young, independent certified public accountants. Representatives of Ernst & Young are expected to be present at the annual meeting of shareholders and to be available to answer appropriate questions from shareholders.

                              SHAREHOLDER PROPOSAL

          A shareholder of the Company who wishes to present a proposal for action at the Company's 1996 annual meeting of shareholders must submit such proposal to the Company, and such proposal must be received by the Company by a reasonable time before the Company mails its proxy in connection with its 1996 annual meeting of shareholders.

                                  OTHER MATTERS

          Management is not aware of any other matters that may come before the meeting. However, if additional matters come before the meeting, proxies will be voted at the discretion of the proxy holders.

                                  ANNUAL REPORT

          The Annual Report on Form 10-K for the 1995 fiscal year accompanies this Proxy Statement in the initial mailing to shareholders. The Form 10-K is not to be regarded as Proxy solicitation material.

                                                       William Lerner, Secretary

Akron, Ohio
January ___, 1996

                                   EXHIBIT A

                    AMERICAN BUSINESS COMPUTERS CORPORATION

                             1995 STOCK OPTION PLAN



1. PURPOSES. The purposes of this 1995 Stock Option Plan (the "Plan") are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Directors and Employees of the Company or its subsidiaries (as defined in Section 2 below) to whom Option's may be granted under this Plan, and to promote the success of the Company's business.

         Options granted hereunder may be either "incentive stock options", as defined in Section 422 of the Internal Revenue Code of 1986, as amended ("ISO's"), or "Non-ISO's", at the discretion of the Board and as reflected in the terms of the written option agreement.

         The Plan is not intended as an agreement or promise of employment. Neither the Plan, nor any Option granted pursuant to the Plan, shall confer on any person any right to continue in the employ of the Company. The right of the Company to terminate an Employee is not limited by the Plan, nor by any Option granted pursuant to the Plan, unless such right is specifically described by the terms of any such Option.

2.  DEFINITIONS.  As used herein, the following definitions shall apply:

         (a) "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

         (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (c) "Committee" shall mean the Committee appointed under Section 4(a) hereof, or, in the absence of such appointment, the Board of Directors of the Company.

         (d)     "Common Stock" shall mean the Common Stock of the Company.

         (e) "Company" shall mean American Business Computers Corporation, a Florida corporation.

         (f) "Continuous Service or Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee or Director. Continuous Status as an

Employee or Director shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board.

         (g) "Director" shall mean any person serving on the Board of Directors.

         (h) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

         (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (j) "Fair Market Value" shall mean the closing bid price of the Company's Common Stock as reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System (or if the Common Stock is not traded on the NASDAQ system, on the Exchange, Quotation System or Electronic Bulletin Board which reports or quotes the closing prices for a share of the Company's Common Stock) for any date (or, if no shares of Common Stock are traded on such date, for the immediately preceding date on which shares of Common Stock were traded) as reported in the Wall Street Journal (or if the Wall Street Journal no longer reports such price, any newspaper, trade journal or quotation service selected by the Committee); or, if no such price quotation is available, the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Common Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

         (k) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         (l) "Non-ISO" shall mean an Option granted under the Plan to purchase stock which is not intended by the Committee to satisfy the requirements of Section 422 of the Code.

         (m) "Option" shall mean a stock option granted pursuant to the Plan.

         (n) "Option Price" shall mean the price per Option Share at which an Option may be exercised.

         (o) "Optioned Stock" shall mean the Common Stock subject to an Option.

         (p) "Optionee" shall mean an Employee, Consultant or Director who receives an Option.

         (q) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (r) "Plan" shall mean this American Business Computers Corporation 1995 Stock Option Plan, as amended from time to time.

         (s) "Rule 16b-3" shall mean Rule 16b-3 of the General Rules and Regulations under the Exchange Act.

         (t) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

         (u) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         (v) "Ten Percent Shareholder" shall mean a person who owns (after taking into account the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary.

3.  STOCK AUTHORIZED.

         Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be Optioned and sold under the Plan is SEVEN HUNDRED FIFTY THOUSAND (750,000) shares of authorized, but unissued, or reacquired no par value Common Stock.

         If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for further grant under the Plan.

4.  ADMINISTRATION.

         (a) Procedure. The Plan shall be administered by a Committee of not less than two members of the Board of Directors (the "Committee") to be designated by the Board of Directors of the Company. No member of the Committee shall be eligible at any time during his or her tenure to receive Options under the Plan. In addition, no member of the Committee shall have received any Options under the Plan during the one (1) year period prior to his or her tenure on the Committee. A majority vote of the members of the Committee shall be required for all of its actions. The provisions of the immediately preceding two sentences shall not be applicable to the extent Rule 16b-3 is amended such that similar requirements are no longer applicable for the exemption offered thereunder.

         A majority of the entire Committee shall constitute a quorum, and the action of the majority of the Committee members present at any meeting at which a quorum is present shall be the action of the Committee. All decisions, determinations, and interpretations of the Committee shall be final and conclusive on all persons affected thereby and shall, as to Incentive Stock Options, be consistent with Section 422 of the Code. The Committee shall have all of the powers and duties set forth herein, as well as such additional powers and duties as the Board of Directors may delegate to it; provided, however, that the Board of Directors expressly retains the right in its sole discretion (i) to elect and to replace the members of the Committee, and (ii) to terminate or amend this Plan in any manner consistent with applicable law. The Board of Directors may from time to time elect members of the Committee in substitution for and in addition to members previously elected, may fill vacancies in the Committee, however caused, and may discharge the Committee. Duly authorized actions of the Committee shall constitute actions of the Board of Directors for the purpose of this Plan and the administration thereof. Notwithstanding anything to the contrary contained herein unless the last sentence of the first paragraph of
Section 4(a) is applicable, no member of the Committee shall serve as such under this Plan unless such person is a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) of the Exchange Act.

         (b) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code, or to grant "Non-ISO's"; (ii) to determine the Fair Market Value of the Common Stock;
(iii) to determine the exercise price per share of Options to be granted which exercise price shall be determined in accordance with Section 8(a) of the Plan;
(iv) to determine the Employees and Directors to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

         (c) Notwithstanding anything herein to the contrary, no Employee, officer or Director of the Company or its Parent or Subsidiary shall, as a member of the Committee or otherwise, have any vote with regard to any option granted to himself, including, but not limited to:

                 (i)      the time at which any such Option shall be granted;

                 (ii)     the number of Shares covered by any such Option;

                 (iii) the time or times at which, or the period during which, any such Option may be exercised or whether it may be exercised in whole or in installments;

                 (iv) the provisions of the agreement relating to any such Option; and

                 (v) the Option Price of Shares subject to an Option granted to him or her.

         (d) Effect of the Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

5. ELIGIBILITY. Options may be granted only to Employees and to Directors who are not serving on the Committee, except to the extent provided in the last sentence of the first paragraph of Section 4(a) . Any Employee or Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

         Each grant of an Option shall be evidenced by an Option Agreement, and each Option Agreement shall (1) specify whether the Option is an Incentive Stock Option or a Non-ISO and (2) incorporate such other terms and conditions as the Committee acting in its absolute discretion deems consistent with the terms of this Plan, including, without limitation, a restriction on the number of shares of stock subject to the Option which first become exercisable during any calendar year.

         To the extent that the aggregate Fair Market Value of the stock of the Company subject to Incentive Stock Options granted to any Optionee which first become exercisable in any calendar year exceeds $100,000, such Options shall be treated as Non-ISO's. This $100,000 limitation shall be administered in accordance with the rules under Section 422(d) of the Code.

6. EFFECTIVE DATE AND TERM OF PLAN. The effective date of this Plan ("Effective Date") shall be the date it is adopted by the Board, provided the shareholders of the Company (acting at a duly called meeting of such shareholders) approve this Plan within twelve (12) months after such Effective Date. The effectiveness of Options granted under this Plan prior to the date such shareholder approval is obtained shall be contingent on such shareholder approval.

         Subject to the provisions of Section 13 hereof, no Option shall be granted under this Plan on or after the earlier of

         (1) the tenth anniversary of the Effective Date of this Plan in which event the Plan otherwise thereafter shall continue in effect until all outstanding Options shall have been surrendered or exercised in full or no longer are exercisable, or

         (2) the date on which all of the Common Stock reserved for issuance under Section 3 of this Plan has (as a result of the exercise or expiration of Options granted under this Plan) has been issued or no longer is available for use under this Plan, in which event the Plan also shall terminate on such date.

7. TERM OF OPTION. An Option shall expire on the date specified in such Option, which date shall not be later than the tenth anniversary of the date on which the Option was granted, except that if any Employee or Director, at any time an Incentive Stock Option is granted to him, owns stock representing more than ten percent of the total combined voting power of all classes of Common Stock for under Section 424(d) of the Code is deemed to own stock representing more than ten percent of the total combined voting power of all such classes of Common
Stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendant of such Employee or Director, or by or for any corporation, partnership, state or trust of which such Employee or Director is a shareholder, partner or beneficiary), the Incentive Stock Option granted him shall not be exercisable after the expiration of five years from the date of grant or such earlier expiration as provided in the particular Option agreement.

8.  EXERCISE PRICE AND CONSIDERATION.

         (a) The Option Price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Committee, but shall be subject to the following:

                 (i)      In the case of an Incentive Stock Option

                          (A)     granted to an Employee who, immediately
before the grant of such Incentive Stock Option, owns stock (considering attribution under Section 424(d) of the Code) representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the Option Price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                          (B)     granted to an Employee, the per share
exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                          (ii)    In the case of an Option granted on or after
the effective date of registration of any class of equity security of the Company pursuant to Section 12 of the Exchange Act and prior to six months after the termination of such registration, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, promissory note, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said option shall be exercised, by conversion of Shares (in the manner provided in the succeeding sentence), or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under Florida Law. If the optionee desires to pay for the Optioned Shares, in whole or in part, by conversion of Shares, Optionee shall be entitled to receive that number of Shares equal to the quotient obtained by dividing [(A-B)(x)] by (A) where:

                 (A) = the Fair Market Value of one Share of Common Stock on the date of conversion.

                 (B) = the Option Price for one Share of Common Stock subject to an Option.

                 (X) = the Number of Shares of Common Stock issuable upon exercise of the Option if exercised for cash;

provided, that if the above calculation results in a negative number, then no Shares shall be issued or issuable upon conversion of the Option. Any payment made in Shares of the Company's Common Stock shall be treated as equal to the Fair Market Value of such Common Stock on the date the properly endorsed certificate for such Common Stock is delivered to the Committee (or its delegate).

9.  EXERCISE OF OPTION.

         (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

         An Option may not be exercised for a fraction of a Share.

         An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance, which in no event will be delayed more than thirty (30) days from the date of the exercise of the Option (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

         Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) Termination of Service as an Employee or Director. If the Continuous Service of any Employee or Director terminates, he may, but only within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Committee) after the date he ceases to be an Employee or Director of the Company, exercise his Option to the extent that he was entitled to exercise it as of the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

         (c) Notwithstanding the provisions of Section 9(b) above, in the event an Employee or Director is unable to continue his Continued Service with the Company as a result of his total and permanent disability (as defined in Section 105(d)(4) of the Code, as amended), he may, but only within three (3) months (or such other period of time not exceeding twelve (12) months as is determined by the Committee) from the date of disability, exercise his Option to the extent he was entitled to exercise it at the date of such disability. To the extent that he was not entitled to exercise the Option at the date of disability, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

         (d)     Death of Optionee.  In the event of the death of an Optionee:

         (i) during the term of the Optionee who is at the time of his death an Employee or Director of the Company and who shall have been in Continuous Status as an Employee or Director since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living one (1) month after the date of death; or

         (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Committee) after the termination of Continuous Status as an Employee or Director, the Option may be exercised, at any time within three (3) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

10. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

12. TIME FOR GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

13. AMENDMENT AND TERMINATION OF THE PLAN. (a) The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the holders of a majority of the outstanding shares of the Company entitled to vote:

         (i) any material increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan; or

         (ii) if shareholder approval of such amendment is required for continued compliance with Rule 16b-3 or Section 422 of the Code.

         (b) Shareholder Approval. Any amendment requiring shareholder approval under Section 13(a) of the Plan shall be solicited as described in
Section 17(a) of the Plan.

         (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16. OPTION AGREEMENT. Options shall be evidenced by written Option agreements in such form as the Committee shall approve.

17. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve months before or after the date the Plan is adopted. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. The approval of such shareholders of the Company shall be (1) solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, or (2) solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished.

         If such shareholder approval is obtained by written consent in the absence of a Shareholders' Meeting, it must be obtained by the written consent of all shareholders of the Company who would have been entitled to cast the minimum number of votes which would be necessary to authorize such action at a meeting at which all Shareholders entitled to vote thereon were present and voting.

18. MISCELLANEOUS PROVISIONS. An Optionee shall have no rights as a shareholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate to him for such shares.

19. OTHER PROVISIONS. The stock option agreement authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable. Any such stock option agreement shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary in order that such option will be an Incentive Stock Option as defined in Section 422 of the Code.

20. INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding a Board member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

21. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

22. NO OBLIGATION TO EXERCISE OPTION. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

23. OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees and directors of the Company or any Subsidiary.

24. SINGULAR, PLURAL; GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

25. HEADINGS, ETC., NO PART OF PLAN. Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

26. GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, except to the extent preempted by Federal law. The Plan is intended to comply with Rule 16b-3. Any provisions inconsistent with Rule 16b-3 shall be inoperative and shall not affect the validity of the Plan, unless the Board of Directors shall expressly resolve that the Plan is no longer intended to comply with Rule 16b-3.

         IN WITNESS WHEREOF, American Business Computers Corporation has caused its duly authorized representative to execute this Plan this __ day of December, 1995 to evidence its adoption of the Plan.

                                           AMERICAN BUSINESS COMPUTERS
                                           CORPORATION


                                           By:__________________________________
                                              Name:_____________________________
                                              Title:____________________________


DATED:  ___________________________________, 1995

                                   EXHIBIT B

                          AGREEMENT AND PLAN OF MERGER

         AGREEMENT AND PLAN OF MERGER, dated as of December ___, 1995 (the "Merger Agreement"), between American Business Computers Corporation, a Florida corporation ("ABCC") and ABC Dispensing Technologies, Inc., a Delaware corporation and a wholly-owned subsidiary of ABCC ("Dispensing")

                              W I T N E S S E T H

         WHEREAS, on the date hereof, ABCC has authority to issue 20,000,000 shares of Common Stock, par value $.01 per share (the "ABCC Common Stock"), of which 16,672,493 shares are issued and outstanding and no shares are held in treasury;

         WHEREAS, on the date hereof Dispensing has authority to issue 50,000,000 shares of Common Stock, par value $.01 per share (the "Dispensing Common Stock"), of which -0- shares are issued and outstanding and no shares are held in treasury.

         WHEREAS, the respective Boards of Directors of ABCC and Dispensing have determined that it is advisable and in the best interests of each of such corporation that ABCC merge with and into Dispensing upon the terms and subject to the conditions set forth herein for the purpose of effecting the change of the state of incorporation of ABCC from the State of Florida to the State of Delaware;

         WHEREAS, the Board of Directors of ABCC has by resolutions duly adopted and approved this Merger Agreement;

         WHEREAS, ABCC has approved this Merger Agreement in its capacity as the sole stockholder of Dispensing; and

         WHEREAS, the Board of Directors of ABCC has directed that this Merger Agreement be submitted to a vote of its shareholders at the annual meeting of shareholders to be held on February 9, 1996, or at any and all adjournments thereof;

         NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained, ABCC and Dispensing hereby agree as follows:

         Section 1. Merger. ABCC shall be merged with and into Dispensing (the "Merger"), and Dispensing shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). The Merger shall become effective upon the date and time of filing of appropriate articles of merger, providing for the Merger, with the Secretary of State of the State of Florida and an appropriate certificate of ownership and merger, providing for the Merger, with the Secretary of State of the State of Delaware, whichever later occurs (the "Effective Time").

         Section 2. Governing Documents. The Certificate of Incorporation of Dispensing, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable law. The By-laws of Dispensing, as in effect immediately prior to the Effective Time, shall be the By-laws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof, the Certificate of Incorporation of the Surviving Corporation and applicable law.

         Section 3. Succession. At the Effective Time, the separate corporate existence of ABCC shall cease, and Dispensing shall succeed to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of ABCC, and Dispensing shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of ABCC, including, without limitation, all outstanding indebtedness of ABCC, all in the manner and as more fully set forth in Section 259 of the General Corporation Law of the State of Delaware.

         Section 4. Directors. The directors and the members of the various committees of the Board of Directors of ABCC immediately prior to the Effective Time shall be the directors and members of such committees of the Surviving Corporation at and after the Effective Time to serve until the expiration of their respective terms and until their successors are duly elected and qualified.

         Section 5. Officers. The officers of ABCC immediately preceding the Effective Time shall be the officers of the Surviving Corporation at and after the Effective Time until their successors are duly elected and qualified.

         Section 6.   Further Assurances.   From time to time, as and when
required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of ABCC such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or conform, of record or otherwise, in the Surviving Corporation, the title to and lien of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of ABCC, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized, in the name and on behalf of ABCC or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         Section 7. Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

         (a) each share of ABCC Common Stock issued and outstanding immediately prior to the Effective Time shall, except as provided in Section 8 hereof, be changed and converted into and shall be one fully paid and nonassessable share of Dispensing Common Stock;

         (b) each share of ABCC Common Stock held in the treasury of ABCC immediately prior to the Effective Time shall be automatically converted into one share of Dispensing Common Stock, which shares shall continue to be retained and held by the Surviving Corporation in the treasury thereof;

         (c) each option, warrant, purchase right, unit or other security of ABCC issued and outstanding immediately prior to the Effective Time shall be changed and converted into and shall be an identical security of Dispensing, and the same number of shares of Dispensing Common Stock shall be reserved for purposes of the exercise of such options, warrants, purchase rights, units or other securities as is equal to the number of shares of ABCC Common Stock so reserved as of the Effective Time; and

         (d) each share of Dispensing Common Stock issued and outstanding in the name of ABCC immediately prior to the Effective Time shall be canceled and retired and resume the status of authorized and unissued shares of Dispensing Common Stock, and no shares of Dispensing Common Stock or other securities of Dispensing shall be issued in respect thereof.

         Section 8. Dissenting Shareholders. Notwithstanding the provisions of Section 7(a) hereof, any outstanding shares of ABCC Common Stock held by a shareholder who shall have elected to dissent from the Merger and who shall have exercised and perfected appraisal rights with respect to such shares in accordance with Section 607.1320 of the Florida Business Corporation Act (a "Dissenting Stockholder") shall not be converted into shares of Dispensing Common Stock as a result of the Merger, but Dissenting Stockholders shall be entitled to receive in lieu thereof only such consideration as shall be provided in such Section 607.1320, except that shares of ABCC Common Stock outstanding immediately prior to the Effective Time and held by a Dissenting Stockholder who shall thereafter withdraw his election to dissent from the Merger or lose his right to dissent from the Merger as provided in such Section
607.1320 shall be deemed converted, as of the Effective Time, into such number of shares of Dispensing Common Stock as such holder otherwise would have been entitled to receive as a result of the Merger.

         Section 9. Employee Option and Benefit Plans. Each option or other right to purchase or otherwise acquire shares of ABCC Common Stock granted under any employee option, stock purchase or other benefit plan of ABCC (collectively, the "Plans") which is outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option or right to acquire (and Dispensing hereby assumes the obligation to deliver) the same number of shares of Dispensing Common Stock, at the same price per share, and upon the same terms, and subject to the same conditions, as set forth in the respective Plan as in effect immediately prior to the Effective Time. The same number of shares of Dispensing Common Stock shall be reserved for purposes of the Plans as is equal to the number of shares of ABCC Common Stock so reserved immediately prior to the Effective Time. Dispensing hereby assumes, as of the Effective Time, (i) the Plans and all obligations of ABCC under the Plans, including the outstanding options, stock purchase rights or awards or portions thereof granted pursuant to the Plans and the right to grant additional options and stock purchase rights thereunder and (ii) all obligations of ABCC under all other benefit plans in effect as of the Effective Time with respect to which employee rights or accrued benefits are outstanding as of the Effective Time.

         Section 10.  Dividends and Distributions.     In the event that any
dividend or other distribution shall hereafter be declared by the Board of Directors of ABCC in respect of the outstanding shares of ABCC Common Stock payable subsequent to the Effective Time, the obligation to make payment of such dividend or other distribution shall, by virtue of the Merger, become the obligation of the Surviving Corporation and shall be satisfied in the manner specified in such declaration, except that, to the extent such dividend or other distributions shall have been declared payable in whole or in part in shares of ABCC Common Stock, the Surviving Corporation shall issue, in place thereof, to the persons entitled thereto, the identical number of shares of Dispensing Common Stock.

         Section 11.  Condition to the Merger.   The consummation of the Merger
and the other transactions herein provided is subject to receipt prior to the Effective Time of the requisite approval of the Merger by the holders of ABCC Common Stock pursuant to the Florida Business Corporation Law.

         Section 12.  Certificates.   At and after the Effective Time all of
the outstanding certificates which immediately prior thereto represented shares of ABCC Common Stock or warrants, units or other securities of ABCC shall be deemed for all purposes to evidence ownership of and to represent the shares of Dispensing Common Stock or warrants, units or other securities of Dispensing, as the case may be, into which the shares of ABCC Common Stock or warrants, units or other securities of ABCC represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Dispensing Common Stock or warrants, units or other securities of Dispensing, as the case may be, evidenced by such outstanding certificate, as above provided.

         Section 13. Amendment. The parties hereto may amend, modify or supplement this Merger Agreement prior to the Effective Time; provided, however, that no amendment, modification or supplement may be made after the adoption of this Merger Agreement by the shareholders of ABCC which changes this Merger Agreement in a way which, in the judgment of the Board of Directors of ABCC, would have a material adverse effect on the shareholders of ABCC, unless such amendment, modification or supplement is approved by such shareholders.

         Section 14.  Termination.   This Merger Agreement may be terminated,
and the Merger and the other transactions provided for herein may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Merger Agreement by the shareholders of ABCC, by action of the Board of Directors of ABCC if:

         (a) the condition specified in Section 11 hereof shall not have been satisfied or waived; or

         (b) the Board of Directors of ABCC determines for any reason, in its sole judgment and discretion, that the consummation of the Merger would be inadvisable or not in the best interests of ABCC and its shareholders.

         Section 15. Counterparts. This Merger Agreement may be executed in one or more counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         Section 16.  Descriptive Headings.   The descriptive headings herein
are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Merger Agreement.

         Section 17. Florida Appointment. The Surviving Corporation hereby agrees that it may be served with process in the State of Florida in any action or special proceeding for enforcement of any liability or obligation of ABCC or the Surviving Corporation arising from the Merger. The Surviving Corporation appoints the Secretary of State of the State of Florida as its agent to accept service of process in any such suit or other proceeding and a copy of such process shall be mailed by the Secretary of State of the State of Florida to the Surviving Corporation at 451 Kennedy Road, Akron, Ohio 443095,
Attention: Mr. William Lerner, Secretary.

         Section 18.  Governing Law.   This Merger Agreement shall be governed
by and construed in accordance with the laws of the State of Delaware.

         IN WITNESS WHEREOF, ABCC and Dispensing have caused this Merger Agreement to be executed and delivered as of the date first above written.

                                              AMERICAN BUSINESS COMPUTERS
                                               CORPORATION,
                                              a Florida corporation

                                              By:______________________________
                                                 Name:_________________________
                                                 Title:________________________


                                              ABC DISPENSING TECHNOLOGIES, INC.,
                                              a Delaware corporation

                                              By:_______________________________
                                                 Name:__________________________
                                                 Title:_________________________

                                   EXHIBIT C

                          CERTIFICATE OF INCORPORATION

                                       OF

                       ABC DISPENSING TECHNOLOGIES, INC.


                 FIRST:   The name of the corporation is ABC Dispensing
Technologies, Inc. (the "Corporation").

                 SECOND:  The address of the Corporation's registered
office in the State of    Delaware is c/o CT Corporation System, 1209 Orange
Street, Wilmington, Delaware 19801. The name of the Corporation's registered agent at that address is CT Corporation System.

                 THIRD:   The nature of the business or purposes to be
conducted or promoted   by the Corporation is to engage in any lawful act or
activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as it may be amended from time to time (the "GCL"), exclusive of any act or activity requiring the consent or approval of any state official, department, board, agency or other body without such consent or approval first obtained.

                 FOURTH:   The total number of shares that the Corporation
has authority to issue is Fifty Million (50,000,000) shares of Common Stock, par value $.01 per share.

                 FIFTH:   A.   The business and affairs of the Corporation shall
be managed by or under the direction of a board of directors consisting of not fewer than three (3) nor more than fifteen (15) directors, the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the entire board of directors.

                          B.   Any director may be removed from
office only by the affirmative vote of at least sixty-six and two-thirds percent (66-2/3%) of the combined voting power of the then outstanding shares of all classes and series of stock of the Corporation entitled to vote generally in the election of directors (the "Voting Stock"), voting together as a single class (it being understood that for the purposes of this Article
FIFTH (B), each share of the Voting Stock shall be entitled to one vote.

                 Notwithstanding anything contained in this Certificate of Incorporation to the contrary, and in addition to any other vote required by law, the affirmative vote of at least sixty-six and two-thirds percent (66-2/3%) of the combined voting power of the Voting Stock, voting together as a single class, shall be required to alter, amend, or repeal, or adopt any provision inconsistent with this Article FIFTH (B).

                 SIXTH:   A director of the Corporation shall not be liable to
the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the GCL.

                 If, after the date this Certificate of Incorporation became effective under the GCL, the GCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended from time to time.

                 Any repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

                 The provisions of this Article SIXTH shall not be deemed to limit or preclude indemnification of a director by the Corporation for any liability of a director that has not been eliminated by the provisions of this Article SIXTH.

                 SEVENTH: Every person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust, employee benefit plan, or other enterprise, shall be indemnified and held harmless by the Corporation, and the Corporation shall advance expenses to such person, to the fullest extent legally permissible under the GCL, against all expenses, liabilities and losses (including attorneys' fees, judgments, fines and amounts paid in settlement) reasonably incurred or suffered by him or her in connection therewith. Nothing contained herein shall affect any rights to indemnification to which employees other than directors and officers may be entitled by law. No amendment or repeal of this Article SEVENTH shall apply to or have any effect on any right to indemnification provided hereunder with respect to any acts or omissions occurring prior to such amendment or repeal. The right of indemnification shall be a contract right that may be enforced in any manner desired by such person. The right of indemnification shall not be exclusive of any other right that such directors, officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any By-laws, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this Article.

Notwithstanding any other provision of this Article SEVENTH, no person shall be entitled to indemnification or advancement of expenses under this Article with respect to any Proceeding, or any claim therein, brought or made by him or her against the Corporation, unless such Proceeding or claim is approved by the board of directors of the Corporation.

                 The board of directors may adopt By-laws from time to time with respect to indemnification to provide at all times the fullest indemnification permitted by the GCL, and may cause the Corporation to purchase and maintain insurance, at the Corporation's expense, on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person against such liability. The Corporation may also create a trust fund, grant a security interest and/or use other means (including, but not limited to, letters of credit, surety bonds and/or other similar arrangements), as well as enter into contracts providing indemnification to the full extent authorized or permitted by law and including as part thereof provisions with respect to any or all of the foregoing, to ensure the payment of such amounts as may become necessary to effect indemnification as provided therein, or elsewhere.

                 EIGHTH: The name and mailing address of the incorporator is as follows:

         NAME                     MAILING ADDRESS
         ----                     ---------------

         Lee A. Albanese, Esq.    Robinson, St. John & Wayne
                                  Two Penn Plaza East
                                  Newark, New Jersey 07105

                 NINTH: Except as otherwise provided herein, the holders of the Common Stock may not act without a meeting. The By-laws of the Corporation shall not be made, repealed, altered, amended or rescinded by the stockholders of the Corporation except at an annual or special meeting of stockholders by the vote, in addition to any other vote required by law, of the holders of record of not less than sixty-six and two-thirds percent (66-2/3%) of the total voting power of the Voting Stock, considered for purposes of this Article NINTH as one class.

                 TENTH:      In furtherance and not in limitation of the powers
conferred by statute, the board of directors of the Corporation is expressly authorized to make, alter or repeal the By-laws of the Corporation.

                 ELEVENTH:   Special meetings of the stockholders of the
Corporation for any purpose or purposes may be called at any time by the board of directors or by a committee of the board of directors that has been duly designated by the board of directors and whose powers and authority, as provided in a resolution of the board of directors or in the By-laws of the Corporation, include the power to call such meetings. Special meetings of the stockholders of the Corporation may not be called by any other person or persons.

                 TWELFTH:    Elections of directors need not be by written
ballot unless the By-laws of the Corporation shall so provide. Meetings of stockholders may be held within or without the State of Delaware, as the By-laws may provide. The books of the Corporation may be kept (subject to any provisions of applicable law) outside the State of Delaware at such place or places as may be designated from time to time by the Corporation's board of directors or in the By-laws of the Corporation.

                 THIRTEENTH: The board of directors, when evaluating any
(a) tender offer
or invitation for tenders, or proposal to make a tender offer or request or invitation for tenders, by another party, for any equity security of the Corporation or (b) proposal or offer by another party to (i) merge or consolidate the Corporation or any subsidiary with another corporation, (ii) purchase or otherwise acquire all or a substantial portion of the properties or assets of the Corporation or any subsidiary, or sell or otherwise dispose of to the Corporation or any subsidiary all or a substantial portion of the properties or assets of such other party or (iii) liquidate, dissolve, reclassify the securities of, declare an extraordinary dividend of, recapitalize or reorganize the Corporation, shall take into account all factors that the board of directors deems relevant, including, without limitation, to the extent so deemed relevant, the potential impact on employees, customers, suppliers, partners, joint venturers and other constituents of the Corporation and the communities in which the Corporation operates.

                 FOURTEENTH:   The provisions set forth in this Article
FOURTEENTH and in Articles FIFTH (B) (dealing with removal of directors), NINTH (dealing with the alteration of By-laws by the stockholders) and ELEVENTH (dealing with special meetings of the stockholders) herein may not be repealed or amended in any respect, and no article imposing cumulative voting in the election of directors may be added, unless such action is approved by the affirmative vote of the holders of record of not less than sixty-six and two-thirds percent (66-2/3%) of the Voting Stock, considered for purposes of this Article FOURTEENTH as one class. The voting requirements contained in Article FIFTH (B), Article NINTH and this Article FOURTEENTH shall be in addition to the voting requirements imposed by law or other provisions of this Certificate of Incorporation.

                 FIFTEENTH:    The Corporation reserves the right to amend,
alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding the foregoing, the provisions set forth in Articles FIFTH (B), NINTH, ELEVENTH and FOURTEENTH may not be repealed or amended in any respect unless such repeal or amendment is approved as specified in Article FOURTEENTH herein.





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

                                    EXHIBIT D

                                     BY-LAWS

                                       OF

                        ABC DISPENSING TECHNOLOGIES, INC.

                                    ARTICLE I

                                     OFFICES

         SECTION 1.01. PRINCIPAL OFFICE. The registered office of the Corporation shall be c/o CT Corporation System, 1209 Orange Street, Wilmington, Delaware 19801. The name of the Corporation's registered agent is CT Corporation System.

         SECTION 1.02. OTHER OFFICES. The Corporation may have offices also at the other places within and without the State of Delaware as the board of directors may from time to time determine or as the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         SECTION 2.01. PLACE OF MEETINGS. Meetings of stockholders shall be held at the place, within or without the State of Delaware, as shall be designated from time to time by the board of directors.

         SECTION 2.02. ANNUAL MEETINGS. Annual meetings of stockholders shall, unless otherwise provided by the board of directors, be held on the first Thursday of the fifth full month following the end of each fiscal year of the Corporation, if not a legal holiday, and if a legal holiday, then on the next full business day following, at 10:00 am., at which time they shall elect a board of directors and transact the other business as may properly be brought before the meeting.

         SECTION 2.03. BUSINESS CONDUCTED AT ANNUAL MEETINGS. Notwithstanding anything in these By-laws to the contrary, no business shall be conducted at an annual meeting of the stockholders except in accordance with the procedures hereinafter set forth in this Section 2.03; provided, however, that nothing in this Section 2.03 shall be deemed to preclude discussion by any shareholder of any business properly brought before the annual meeting in accordance with said procedures.

         At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (2) otherwise properly brought before the meeting by or at the direction of the board of directors, or (3) otherwise properly brought before the meeting by a shareholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than forty (40) days nor more than sixty (60) days prior to the meeting as originally scheduled; provided, however. that in the event that less than forty (40) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. Any adjournment(s) or postponement(s) of the original meeting whereby the meeting will reconvene within thirty (30) days from the original date shall be deemed for purposes of notice to be a continuation of the original meeting and no business may be brought before any such reconvened meeting unless timely notice of such business was given to the Secretary of the Corporation for the meeting as originally scheduled. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of the Corporation that are beneficially owned by the shareholder, and
(iv) any material interest of the shareholder in such business.

         The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.03, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

         SECTION 2.04. NOMINATIONS FOR DIRECTORS. Notwithstanding anything in these By-laws to the contrary, only persons who are nominated in accordance with the procedures hereinafter set forth in this Section 2.04 shall be eligible for election as directors of the Corporation.

         Nominations of persons for election to the board of directors of the Corporation may be made at a meeting of stockholders only (1) by or at the direction of the board of directors or (2) by any shareholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.04. Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than forty (40) days nor more than sixty (60) days prior to the meeting; provided, however, that in the event that less than forty (40) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Any adjournment(s) or postponement(s) of the original meeting whereby the meeting will reconvene within thirty (30) days from the original date shall be deemed for purposes of notice to be a continuation of the original meeting and no nominations by a shareholder of persons to be elected directors of the Corporation may be made at any such reconvened meeting other than a notice that was timely for the meeting on the date originally scheduled. Such shareholder's notice shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor regulation thereto (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (ii) as to the shareholder giving the notice (A) the name and address, as they appear on the Corporation's books, of such shareholder, and (B) the class and number of shares of the Corporation which are beneficially owned by such shareholder. At the request of the board of directors, any person nominated by the board of directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a shareholder's notice of nomination which pertains to the nominee.

         SECTION 2.05.  SPECIAL MEETINGS.

                 (a) Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the board of directors, by a committee of the board of directors that has been duly designated by the board of directors and whose powers and authority, as provided in a resolution of the board of directors, include the power to call such meetings, or by that person designated by the board of directors as the chief executive officer. Special meetings of the stockholders of the Corporation may not be called by any other person or persons.

                 (b) At any time, upon written request to the secretary of the Corporation by any person or persons authorized to call a special meeting of stockholders, which written request shall state the purposes for the special meeting, the secretary of the Corporation shall set the place, date and time of the special meeting and shall deliver notice of the special meeting in accordance with Section 4.01 hereof. If the secretary fails to set the place, date and time of the meeting or deliver the notice, the person calling the meeting may do so.

                 (c) Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

         SECTION 2.06. NOTICE AND PURPOSE OF MEETINGS; WAIVER. Written notice stating the place, date and time of meetings of stockholders and, in case of a special meeting of stockholders, the purpose or purposes for which the meeting is called, shall be delivered to each shareholder of record entitled to vote at the meeting at his or her address of record, at least ten (10) but not more than sixty

(60) days prior to the date of the meeting. If mailed, the notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, directed to the shareholder at his or her address as it appears on the records of the Corporation.

         SECTION 2.07. VOTING LIST, RIGHT TO EXAMINE. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order with the address of and the number of voting shares registered in the name of each. The list shall be open for ten (10) days to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of meeting, or, if not so specified, at the place where the meeting is to be held, and shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present.

         SECTION 2.08. ADJOURNMENTS. Any meeting of stockholders, annual or special may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is set for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

         SECTION 2.09. QUORUM. Except as otherwise provided by law, the Certificate of Incorporation or these By-laws, at each meeting of stockholders the presence in person or by proxy of the holders of shares of stock having a majority of the votes that could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 2 of these By-laws until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock held by it in a fiduciary capacity.

         SECTION 2.10. VOTING.

                 (a) When a quorum is present at any meeting, the affirmative vote of the holders of shares of stock having a majority of the votes that could be cast by the holders of all shares of stock entitled to vote that are present at a meeting, either in person or by proxy, shall decide any question brought before the meeting, unless the question is one upon which by express provision of the statutes, the Certificate of Incorporation or these By-laws a different vote is required, in which case the express provision shall govern and control the decision of the question.

                 (b) Subject to the provisions of the Certificate of Incorporation, each shareholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of the capital stock having voting power held by the shareholder.

                 (c) Each shareholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him or her by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A shareholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the secretary of the Corporation.

                 (d) The vote on any matter, including the election of directors, need not be by written ballot.

         SECTION 2.11.  JUDGES OF ELECTION.

                 (a) Before any meeting of stockholders, the board of directors may appoint judges of election, who need not be stockholders, to act at that meeting or any adjournment thereof. If judges of election are not so appointed, the chairman of the meeting shall appoint judges of election upon the demand of any shareholder or his or her proxy present at the meeting and before voting begins. The number of judges of election shall be either one (1) or, upon demand of a shareholder, three (3). If there are three (3) judges of election, the decision, act or certification of a majority of those judges shall be effective in all respects as the decision, act or certification of all.

                 (b) No person who is a candidate for an office to which the election relates may act as a judge of election.

                 (c) In case any person appointed as a judge of election fails to appear or fails or refuses to act, the vacancy may be filled by appointment made by the board of directors before the meeting is convened, or by the chairman of the meeting during a meeting.

                 (d) If judges of election are appointed pursuant to this
Section 2.11, they shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, and the validity and effect of proxies. The judges of election shall also receive votes or ballots, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes, determine the result, and do those other acts as may be proper to conduct and tally the vote or election with fairness to all stockholders.

                 (e) On request of the chairman of the meeting or of any shareholder or his or her proxy, the judges of election shall make a report in writing of any challenge or question or matter determined by them, and execute a certificate setting forth any fact found by them.

                                   ARTICLE III

                               BOARD OF DIRECTORS

         SECTION 3.01. POWERS. The business and affairs of the Corporation shall be managed by or under the direction of its board of directors which shall exercise all the powers of the Corporation and do all the lawful acts and things as are not by statute or by the certificate of incorporation or by these By-laws directed or required to be exercised or done by the stockholders.

         SECTION 3.02. NUMBER, TERM OF OFFICE AND VACANCIES. Subject to the provisions of the Certificate of Incorporation, the board of directors shall consist of not fewer than three (3) nor more than fifteen (15) members. The number of directors may be increased or decreased from time to time by resolution of the majority of the entire board of directors. At each annual meeting, the stockholders shall elect directors each of whom shall hold office for a term of one year or until his or her successor is elected or qualified. Any director may resign at any time upon written notice to the Corporation. Any newly created directorship or any vacancy occurring in the board of directors for any cause may be filled by a majority of the remaining members of the board of directors, although such majority is less than a quorum, and each director so elected shall hold office until the expiration of the term of office of the director whom he or she has replaced or until his or her successor is elected and qualified.

         Any director may be removed from office only by the affirmative vote of at least sixty-six and two-thirds percent (66-2/3%) of the combined voting power of the then outstanding shares of all classes and series of stock of the Corporation entitled to vote generally in the election of directors ("Voting Stock"), voting together as a single class.

         SECTION 3.03. ANNUAL ORGANIZATIONAL MEETING. The first meeting of each newly elected board of directors shall be held within thirty (30) days after the adjournment of the annual meeting of stockholders. No notice of the meeting shall need be given to the directors in order legally to constitute the meeting, provided a quorum shall be present and provided the organizational meeting is held generally at the time and at the place of the meeting of stockholders at which the board of directors were elected. In the event the meeting is not so held, the meeting may be held at the time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors.

         SECTION 3.04. REGULAR AND SPECIAL MEETINGS. The board of directors of the Corporation or any committee thereof may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the board of directors may be held without notice at the time and at the place as shall from time to time be determined by the board of directors. Special meetings of the board of directors may be called by the chief executive officer, or such other officer as may be designated by the board of directors. The chief executive officer, or such other officer as may be designated by the board of directors, or the secretary shall call a special meeting upon the request of any two directors. If given personally, by telephone facsimile or telegram, the notice shall be given at least the day prior to the meeting. Notice may be given by mail if it is mailed at least three days before the meeting.

         SECTION 3.05. QUORUM; INTERESTED DIRECTORS.

                 (a) At meetings of the board of directors, a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

                 (b) No contract or transaction shall be void or voidable solely because the contract or transaction is between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest; nor shall any contract or transaction be void or voidable solely because the director or officer is present at or participates in the meeting of the board of directors or committee thereof which authorize the contract or transaction, or solely because his, her or their votes are counted for the purpose, if:

                          (1)     the material facts as to his or her
relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

                          (2)     the material facts as to his or her
relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

                          (3)     the contract or transaction if fair as to the
Corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee thereof, or the stockholders.

                 (c) Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorize the contract or transaction.

         SECTION 3.06. COMMITTEES.

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

                 (a) The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees of the board of directors, each committee to consist of one or more of the directors of the Corporation, which, to the extent provided by law and in the resolution, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the Corporation. The committee or committees shall have the name or names as may be determined from time to time by resolution adopted by the board of directors.

                 (b) Unless the board of directors designates one or more directors as alternate members of any committee, who may replace an absent or disqualified member at any meeting of the committee, the members of any committee present at any meeting and not disqualified from voting may, whether or not they constitute a quorum, unanimously appoint another member of the board of directors to act at the meeting in the place of any absent or disqualified member of the committee. At meetings of any committee, a majority of the members or alternate members of the committee shall constitute a quorum for the transaction of business and the act of a majority of members or alternate members present at any meeting at which there is a quorum shall be the act of the committee.

                 (c) The committees shall keep regular minutes of their proceedings.

         SECTION 3.07. ACTION OF DIRECTORS IN LIEU OF MEETING. Any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the board or of the committee, as the case may be, and the written consent is filed with the minutes of proceedings of the board or committee.

         SECTION 3.08. ATTENDANCE VIA TELECOMMUNICATIONS. The members of the board of directors or any committee thereof may participate in a meeting of the board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. The participation shall constitute presence in person at the meeting for the purpose of determining a quorum and for voting.

         SECTION 3.09. COMPENSATION. The directors may be paid their expenses of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like reimbursement and compensation for attending committee meetings.

                                   ARTICLE IV

                           NOTICE - WAIVERS - MEETINGS

         SECTION 4.01. NOTICE, WHAT CONSTITUTES. Whenever written notice is required to be given to any person under the provisions of the Certificate of Incorporation, these By-laws, or the General Corporation Law of the State of Delaware, as amended from time to time (the "GCL"), it may be given to that person, either personally or by sending a copy thereof through the mail, or by telegraph, charges prepaid or by facsimile to his or her address appearing on the books of the Corporation, or supplied by him or her in writing to the Corporation for the purpose of notice. Except as otherwise expressly set forth in the Certificate of Incorporation, these By-laws, or the GCL, if the notice is sent by mail, it shall be deemed to have been given to the person entitled thereto when deposited in the United States mail, postage prepaid, return receipt requested, or, if sent by telegraph, twenty-four (24) hours after it is deposited with a telegraph office for transmission to the person entitled thereto, or, if sent by facsimile, twelve (12) hours after it has been transmitted to the person, as the applicable case may be.

         SECTION 4.02. WAIVER OF NOTICE.

                 (a) Whenever any written notice is required to be given under the provisions of the Certificate of Incorporation, these By-laws, or the GCL, a waiver thereof in writing, signed by the person or persons entitled to the notice, whether before or after the time stated herein, shall be deemed equivalent to the giving of the notice.

                 (b) Attendance of a person (in the case of a shareholder, either in person or by proxy) at any meeting shall constitute a waiver of notice of the meeting, except when a person attends a meeting for the express purpose of objecting to the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

                                    ARTICLE V

                                    OFFICERS

         SECTION 5.01. NUMBER, QUALIFICATIONS AND RESIGNATION. The officers of the Corporation shall be chosen by the board of directors at its first meeting, and thereafter after each annual meeting of stockholders. The officers to be elected shall include a president, a vice president, a secretary and a treasurer. The board of directors may also choose a chief executive officer and one or more vice presidents and additional officers or assistant officers as it may deem advisable. Any number of offices may be held by the same person, except the offices of president and secretary. Officers may, but need not, be directors or stockholders of the Corporation. The board of directors may elect from its membership a chairman of the board of directors and a vice chairman of the board of directors who shall be officers of the Corporation.

         SECTION 5.02. TERM OF OFFICE. The officers of the Corporation shall hold office at the pleasure of the board of directors. Each officer shall hold his or her office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Any officer elected or appointed by the board of

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directors may be removed at any time by the board of directors, with or without cause. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise shall be filled by the board of directors.

         SECTION 5.03. SUBORDINATE OFFICERS, COMMITTEES AND AGENTS. The board of directors may elect any other officers and appoint any committees, employees or other agents as it desires who shall hold their offices for the terms and shall exercise the powers and perform the duties as shall be determined from time to time by the board to be required by the business of the Corporation. The directors may delegate to any officer or committee the power to elect subordinate officers and retain or appoint employees or other agents.

         SECTION 5.04. THE PRESIDENT. Unless the board of directors has designated a chief executive officer pursuant to Section 5.10 hereof, the president shall be the chief executive officer of the Corporation, shall preside at all meetings of stockholders and of the board of directors, shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the board of directors arc carried into effect. The president shall execute on behalf of the Corporation and may affix the seal or cause the seal to be affixed to all instruments requiring the execution, except to the extent the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the Corporation.

         SECTION 5.05. THE VICE PRESIDENT. The vice president or vice presidents, as the case may be, shall act under the direction of the president and in the absence or disability of the president shall perform the duties and exercise the powers of the president. They shall perform the other duties and have the other powers as the president or the board of directors may from time to time prescribe. The board of directors may designate one or more executive vice presidents or may otherwise specify the order of seniority of the vice presidents; and in that event, the duties and powers of the president shall descend to the vice presidents in the specified order of seniority.

         SECTION 5.06. THE SECRETARY. The secretary shall act under the direction of the president. Subject to the direction of the president, the secretary shall attend all meetings of the board of directors and all meetings of stockholders and record the meetings in a book to be kept for that purpose and shall perform like duties for the committees designated by the board of directors when required. The secretary shall give, or cause to be given, notice of all meetings of stockholders and special meetings of the board of directors, and shall perform the other duties as may be prescribed by the president or the board of directors. The secretary shall keep in safe custody the seal of the Corporation and cause it to be affixed to any instrument requiring it.

         SECTION 5.07. THE ASSISTANT SECRETARIES. The assistant secretaries in the order of their seniority, unless otherwise determined by the president or the board of directors, shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary. They shall perform the other duties and have the other powers as the president or the board of directors may from time to time prescribe.

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

         SECTION 5.08. THE TREASURER. The treasurer shall act under the direction of the president. Subject to the direction of the president, the treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in the depositories as may be designated by the board of directors. The treasurer shall disburse the funds of the Corporation as may be ordered by the president or the board of directors, taking proper vouchers for the disbursements, and shall render to the president and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.

         SECTION 5.09. THE ASSISTANT TREASURERS. The assistant treasurers in the order of their seniority, unless otherwise determined by the president or the board of directors, shall, in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer. They shall perform the other duties and have the other powers as the president or the board of directors may from time to time prescribe.

         SECTION 5.10. THE CHIEF EXECUTIVE OFFICER. The board of directors may designate a chief executive officer who shall perform all other duties as from time to time may be requested of him by the board of directors. In the absence of the designation, the president shall serve as the chief executive officer.

                                   ARTICLE VI

                              CERTIFICATES OF STOCK

         SECTION 6.01. ISSUANCE. The interest of each shareholder in the Corporation shall be evidenced by certificates for shares of stock. The share certificates of the Corporation shall be numbered and registered in the share ledger and transfer books of the Corporation as they are issued. They shall be signed by the president or a vice president and by the secretary or an assistant secretary or the treasurer or an assistant treasurer, and may bear the corporate seal, which may be a facsimile, engraved or imprinted. Any or all of the signatures on the certificate may be a facsimile. In case any officer who has signed or whose facsimile signature has been placed upon any share certificate shall cease to be an officer because of death, resignation or otherwise before the certificate is issued, it may be issued by the Corporation with the same effect as if the officer had not ceased to be an officer because of death, resignation or otherwise as of the date of its issue.

         SECTION 6.02. SUBSCRIPTIONS FOR SHARES. Unless the subscription agreement provides otherwise, subscriptions for shares, regardless of the time when they are made, shall be paid at that time as shall be specified by the board of directors. All calls for payments on subscriptions shall carry the same terms with regard to all shares of the same class.

         SECTION 6.03. TRANSFERS. Transfers of shares of the capital stock of the Corporation shall be made on the books of the Corporation by the registered owner thereof, or by his or her duly

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

authorized attorney, with a transfer clerk or transfer agent appointed as provided in Section 6.07 hereof, and upon surrender of the certificate or certificates for the shares properly endorsed and with all taxes thereon paid.

         SECTION 6.04. SHARE CERTIFICATE. Certificates for shares of the Corporation shall be in the form provided by statute and approved by the board of directors. The share record books and the blank share certificate books shall be kept by the secretary of the Corporation or by any agency designated by the board of directors for that purpose. Every certificate exchanged or returned to the Corporation shall be marked "Cancelled," with the date of cancellation noted thereon.

         SECTION 6.05. RECORD HOLDER OF SHARES. The Corporation shall be entitled to treat the person in whose name any share or shares of the Corporation stand on the books of the Corporation as the absolute owner thereof, and shall not be bound to recognize any equitable or other claim to, or interest in, the share or shares on the part of any other person.

         SECTION 6.06. LOST, DESTROYED, MUTILATED OR STOLEN CERTIFICATES. The holder of any shares of the Corporation shall immediately notify the Corporation of any loss, destruction, mutilation or theft of the certificate therefor, and the board of directors may, in its discretion, cause a new certificate or certificates to be issued to him, in case of mutilation of the certificate, upon the surrender of the mutilated certificate, or, in case of loss, destruction or theft of the certificate, upon satisfactory proof of the loss, destruction or theft, and, if the board of directors shall so determine, the submission of a properly executed lost security affidavit and indemnity agreement, or the deposit of a bond in the form and in the sum, and with the surety or sureties, as the board of directors directs.

         SECTION 6.07. TRANSFER AGENT AND REGISTRAR. The board of directors may appoint one (1) or more transfer agents or transfer clerks and one (1) or more registrars, and may require all certificates for shares to bear the signature or signatures of any of them.

         SECTION 6.08. RECORD DATE. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or distribution of stock or for the carrying on of any other lawful action, the board of directors may set a record date, which record date shall not precede the date upon which the resolution filing the record date is adopted by the board of directors and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; (b) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten (10) days from the date upon which the resolution fixing the record date is adopted by the board of directors; and (c) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed; (x) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next

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

preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (y) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the board of directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation in accordance with applicable law, or, if prior action by the board of directors is required by law, shall be at the close of business on the day on which the board of directors adopts the resolution taking such prior action; and (z) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

                                   ARTICLE VII

                                 INDEMNIFICATION

         SECTION 7.01. GENERAL. The Corporation shall indemnify, and advance Expenses to Indemnitee to the fullest extent permitted by the GCL and as provided in this Article. However, if this Article conflicts with the Delaware General Corporation Law, or limits in any way the extent the Corporation shall indemnify and advance Expenses to an Indemnitee pursuant to the Delaware General Corporation Law, then the Delaware General Corporation Law and the Certificate of Incorporation in effect at that time shall control. (Capitalized terms used in this Article are defined in Section 7.12 hereof unless defined elsewhere herein.)

         SECTION 7.02. PROCEEDINGS OTHER THAN PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION. Indemnitee shall be entitled to the rights of indemnification provided in this Section 7.02 if, by reason of his or her Corporate Status, he or she is, or is threatened to be made, a party to any threatened, pending or completed Proceeding, other than a Proceeding by or in the right of the Corporation. Pursuant to this Section 7.02, Indemnitee shall be indemnified against Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his or her behalf in connection with the Proceeding or any claim, issue or matter therein, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal Proceeding, had no reasonable cause to believe his or her conduct was unlawful.

         SECTION 7.03. PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION. Indemnitee shall be entitled to the rights of indemnification provided in this
Section 7.03 if, by reason of his or her Corporate Status, he or she is, or is threatened to be made, a party to any threatened, pending or completed Proceeding brought by or in the right of the Corporation to procure a judgment in its favor. Pursuant to this Section, Indemnitee shall be indemnified against Expenses actually and reasonably incurred by him or her or on his or her behalf in connection with the proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the

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

best interests of the Corporation. Notwithstanding the foregoing, no indemnification against the Expenses shall be made in respect of any claim, issue or matter in the Proceeding as to which Indemnitee shall have been adjudged to be liable to the Corporation if applicable law prohibits the indemnification; provided, however, that, if applicable law so permits, indemnification against Expenses shall nevertheless be made by the Corporation in the event if and only to the extent that the Court of Chancery of the State of Delaware, or the court in which the proceeding shall have been brought or is pending, shall determine.

         SECTION 7.04. INDEMNIFICATION FOR EXPENSES OF A PARTY WHO IS WHOLLY OR PARTLY SUCCESSFUL. Notwithstanding any other provision of this Article, to the extent that Indemnitee is, by reason of his or her Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, he or she shall be indemnified against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith. If Indemnitee is not wholly successful in the Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in the Proceeding, the Corporation shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section 7.04 and without limitation, the termination of any claim, issue or matter in the proceeding by dismissal with or without prejudice, shall be deemed to be a successful result as to the claim, issue or matter.

         SECTION 7.05. INDEMNIFICATION FOR EXPENSES OF A WITNESS. Notwithstanding any other provision of this Article, to the extent that Indemnitee is, by reason of his or her Corporate Status, a witness in any Proceeding, he or she shall be indemnified against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith.

         SECTION 7.06. ADVANCEMENT OF EXPENSES. The Corporation shall advance all reasonable Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding within twenty (20) days after the receipt by the Corporation of a statement or statements from Indemnitee requesting the advance or advances from time to time, whether prior to or after final disposition of the Proceeding. The statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be preceded or accompanied by an undertaking by or on behalf of Indemnitee to repay any Expenses advanced in the event Independent Counsel or the board of directors, as the case may be, shall reasonably determine that Indemnitee is not entitled to be indemnified against the Expenses pursuant to Section 7.07(a) hereof.

         SECTION 7.07. PROCEDURE FOR DETERMINATION OF ENTITLEMENT OF INDEMNIFICATION.

                 (a) To obtain indemnification under this Article, Indemnitee shall submit to the Corporation a written request, including therein or therewith the documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what

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

extent Indemnitee is entitled to indemnification. The secretary of the Corporation shall, promptly upon receipt of the a request for indemnification, advise the board of directors in writing that Indemnitee has requested indemnification.

                 (b) Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 7.07(a) hereof, a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto shall be made in the specific case in the following manner:

                          (1)     if a Change in Control shall have occurred,
by Independent Counsel (unless Indemnitee shall request that the determination be made by the board of directors or the stockholders, in which case by the person or persons or in the manner provided for in clauses (2) or (3) of this
Section 7.07(b)) in a written opinion to the board of directors, a copy of which shall be delivered to Indemnitee;

                          (2)     if a Change of Control shall not have
occurred, (A) by the board of directors upon a majority vote of a quorum consisting of Disinterested Directors, or (B) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, the quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee or (C) by the stockholders of the Corporation; or

                          (3)     as provided in Section 7.07(c) of this
Article.

         If it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten (10) days after the determination. Indemnitee shall cooperate with the person, persons or entity making the determination with respect to Indemnitee's entitlement to indemnification, including providing to the person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to the determination. Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making the determination shall be borne by the Corporation (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Corporation hereby agrees to indemnify and hold Indemnitee harmless therefrom.

                 (c) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 7.07(b) hereof, the Independent Counsel shall be selected as provided in this Section 7.07(c):

                          (1)     If a Change of Control shall not have
occurred, the Independent Counsel shall be selected by the board of directors, and the Corporation shall give written notice to Indemnitee advising him of the identity of the Independent Counsel so selected.

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

                          (2)     If a Change of Control shall have occurred,
the Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that the selection be made by the board of directors, in which event the preceding sentence shall apply), and Indemnitee shall give written notice to the Corporation advising it of the identity of the Independent Counsel so selected.

                          (3)     In either event, Indemnitee or the
Corporation, as the case may be, may, within 7 days after the written notice of selection shall have been given, deliver to the Corporation or to Indemnitee, as the case may be, a written objection to the selection. The objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Section 7.12 hereof, and the objection shall set forth with particularity the factual basis of the assertion. If the written objection is made, the Independent Counsel so selected may not serve as Independent Counsel unless and until court has determined that the objection is without merit.

                          (4)     If, within twenty (20) days after submission
by Indemnitee of a written request for indemnification pursuant to Section 7.07(a) hereof, no Independent Counsel shall have been selected or that Independent Counsel selected has been objected to by the other party, either the Corporation or Indemnitee may petition the Court of Chancery of the State of Delaware or other court of competent jurisdiction for the appointment as Independent Counsel of a person selected by the Court or by the other person as the Court shall designate, and/or for resolution of any objection which shall have been made by the Corporation or Indemnitee to the other's selection of Independent Counsel and the person so appointed or the person with respect to whom an objection is so resolved shall act as Independent Counsel under Section 7.07(b) hereof.

         The Corporation shall pay any and all reasonable fees and expenses of Independent Counsel incurred by the Independent Counsel in connection with acting pursuant to Section 7.07(b) hereof, and the Corporation shall pay all reasonable fees and expenses incident to the procedures of this Section 7.07(c), regardless of the manner in which the Independent Counsel was selected or appointed. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 7.09 hereof, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

         SECTION 7.08. PRESUMPTIONS AND EFFECT OF CERTAIN PROCEEDINGS.

                 (a) If a Change of Control shall have occurred, in making a determination with respect to entitlement to indemnification hereunder, the person, persons or entity making the determination shall presume that Indemnitee is entitled to indemnification under this Article if Indemnitee has submitted a request for indemnification in accordance with Section 7.07(a) hereof, and the Corporation shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

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

                 (b) If the person, persons or entity empowered or selected under Section 7.07 hereof to determine whether Indemnitee is entitled to indemnification shall not have made the determination within sixty (60) days after receipt by the Corporation of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to the indemnification, absent (1) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (2) a prohibition of the indemnification under applicable law; provided, however, that the sixty (60) day period may be extended for a reasonable time, not to exceed an additional thirty
(30) days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith requires the additional time for the obtaining or evaluating of documentation and/or information relating thereto.

         The foregoing provisions of this Section 7.08(b) shall not apply:

                          (1)     if the determination of entitlement to
indemnification is to be made by the stockholders pursuant to Section 7.07(b) hereof and if (A) within 15 days after receipt by the Corporation of the request for the determination the board of directors has resolved to submit the determination to the stockholders for their consideration at an annual meeting thereof to be held within seventy-five (75) days after the receipt and the determination is made thereat, or (B) a special meeting of stockholders is called within fifteen (15) days after the receipt for the purpose of making the determination, the meeting is held for the purpose within sixty (60) days after having been so called and the determination is made thereat; or

                          (2)     if the determination of entitlement to
indemnification is to be made by Independent Counsel pursuant to Section 7.07(b) hereof.

                 (c) The termination of any Proceeding or of any claim, issue or matter therein by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Section) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his or her conduct was unlawful.

         SECTION 7.09.  REMEDIES OF INDEMNITEE.

                 (a) Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Delaware, or in any other court of competent jurisdiction, of his or her entitlement to the indemnification or advancement of Expenses upon the occurrence of the following:

                          (1)     a determination is made pursuant to Section
7.07(b) hereof that Indemnitee is not entitled to indemnification under this Article;

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

                          (2)     advancement of Expenses is not timely made
pursuant to Section 7.06 hereof;

                          (3)     the determination of entitlement to
indemnification is to be made by Independent Counsel pursuant to Section 7.07(b) and the determination shall not have been made and delivered in a written opinion within twenty (20) days after receipt by the Corporation of the request for indemnification;

                          (4)     payment of indemnification is not made
pursuant to Section 7.04 within ten (10) days after receipt by the Corporation of a written request therefor; or

                          (5)     payment of indemnification is not made within
ten (10) days after a determination has been made that Indemnitee is entitled to indemnification or the determination is deemed to have been made pursuant to
Section 7.08.

Alternatively, Indemnitee, at his or her option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association. Indemnitee shall commence the proceeding seeking an adjudication or any award in arbitration within 10 days following the date on which Indemnitee first has the right to commence the proceeding pursuant to this Section 7.09. The Corporation shall not oppose Indemnitee's right to seek any adjudication or award in arbitration.

                 (b) In the event that a determination shall have been made pursuant to Section 7.07 that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 7.09 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. If a Change of Control shall have occurred, the Corporation shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses as the case may be, in any judicial proceeding or arbitration commenced pursuant to this Section 7.09.

                 (c) If a determination shall have been made or deemed to have been made pursuant to Sections 7.07 or 7.05 that Indemnitee is entitled to indemnification, the Corporation shall be bound by the determination in any judicial proceeding or arbitration commenced pursuant to this Section 7.09, absent (1) a misstatement by Indemnitee of a material fact, or any omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (2) a prohibition of the indemnification under applicable law.

                 (d) The Corporation shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 7.09 that the procedures and presumptions of this Article are not valid, binding and enforceable and shall stipulate in any court or before any arbitrator that the Corporation is bound by all the provisions of this Article.

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

                 (e) In the event that Indemnitee, pursuant to this Section 7.09, seeks a judicial adjudication of or an award in arbitration to enforce his or her rights under or to recover damages for breach of this Article, Indemnitee shall be entitled to recover from the Corporation, and shall be indemnified by the Corporation against, any and all expenses (of the types described in the definition of Expenses in Section 7.12) actually and reasonably incurred by him or her in the judicial adjudication or arbitration, but only if he or she prevails therein. If it shall be determined in said judicial adjudication or arbitration that Indemnitee is entitled to receive part but not all of the indemnification or advancement of expenses sought, the expenses incurred by Indemnitee in connection with the judicial adjudication or arbitration shall be appropriately prorated.

         SECTION 7.10. NON-EXCLUSIVITY; SURVIVAL OF RIGHTS; INSURANCE; SUBROGATION.

                 (a) The rights of indemnification and to receive advancement of Expenses as provided by this Article shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the certificate of incorporation, these By-laws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment, alteration or repeal of this Article or of any provision hereof shall be effective as to any Indemnitee with respect to any action taken or omitted by the Indemnitee in his or her Corporate Status prior to the amendment, alteration or repeal. The provisions of this Article shall continue as to any Indemnitee whose Corporate Status has ceased and shall inure to the benefit of his or her heirs, executors and administrators.

                 (b) To the extent that the Corporation maintains an insurance policy or policies providing liability insurance for directors, officers, employees, agents or fiduciaries of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which the person serves at the request of the Corporation, Indemnitee shall be covered by the policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any director, officer, employee or agent under the policy or policies.

                 (c) In the event of any payment under this Article, the Corporation shall be subrogated to the extent of the payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure the rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce the rights.

                 (d) The Corporation shall not be liable under this Article to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received the payment under any insurance policy, contract, agreement or otherwise.

         SECTION 7.11. CERTAIN PERSONS NOT ENTITLED TO INDEMNIFICATION OR ADVANCEMENT OF EXPENSES. Notwithstanding any other provision of this Article, no person shall be entitled to indemnification or advancement of Expenses under this Article with respect to any Proceeding, or any claim therein, brought or made by him or her against the Corporation.

         SECTION 7.12.  DEFINITIONS.  For purposes of these By-laws:

                 (a) "Change in Control" means a change in control of the Corporation occurring after the Effective Date of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 14 (the "Act"), whether or not the Corporation is then subject to the reporting requirement; provided, however, that, without limitation, a Change in Control shall be deemed to have occurred if after the Effective Date (1) any "person" or "groups" (as the terms are used in Sections 13(d) and 14(d) of the Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Corporation representing more than ten percent (10%) of the combined voting power of the Corporation's then outstanding securities without the prior approval of at least two-thirds of the members of the board of directors in office immediately prior to the person attaining the percentage interest; (2) the Corporation is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the board of directors in office immediately prior to the transaction or event constitute less than a majority of the board of directors thereafter; or (3) during any period of two (2) consecutive years, individuals who at the beginning of the period constituted the board of directors (including for this purpose any new director whose election or nomination for election by the Corporation's stockholders was approved by a vote of at least two- thirds (2/3) of the directors then still in office who were directors at the beginning of the period) cease for any reason to constitute at least a majority of the board of directors.

                 (b) "Corporate Status" means the status of a person who is or was a director or officer, of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that the person is or was serving at the written request of the Corporation.

                 (c) "Disinterested Director" means a director of the Corporation who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

                 (d) "Effective Date" means the date that American Business Computers Corporation was merged with and into the Corporation.

                 (e) "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a Proceeding.

                 (f) "Indemnitee" includes any person who is, or is threatened to be made, a witness in or a party to any Proceeding as described in Sections 7.02,7.03,7.04 or 7.05 by reason of his or her Corporate Status.

                 (g) "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five (5) years has been, retained to represent:
(1) the Corporation or Indemnitee in any matter material to either the party, or
(2) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation or Indemnitee in any action to determine Indemnitee's rights under this Article.

                 (h) "Proceeding" includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative, except one initiated by an Indemnitee pursuant to this Article to enforce his or her rights under this Article.

                                  ARTICLE VIII

                                   AMENDMENTS

         SECTION 8.01. AMENDMENTS BY STOCKHOLDERS. Subject to the provisions of the Certificate of Incorporation, the By-laws may be repealed, altered, amended or rescinded by the stockholders at any annual or special meeting of stockholders by the vote of the holders of record of not less than sixty-six and two-thirds percent (2/3) of the total voting power of all shares of stock entitled to vote in the election of directors, considered for the purpose of this Section 8.01 as one class.

         SECTION 8.02. AMENDMENTS BY DIRECTORS. The board of directors may repeal, alter, amend or rescind these By-laws, including By-laws adopted by the stockholders.

                                   ARTICLE IX

                                  MISCELLANEOUS

         SECTION 9.01. RESERVES. There may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for the purchase of additional property, or for any other purpose as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any reserve.

         SECTION 9.02. AUTHORIZED SIGNER. All checks or demands for money and notes of the Corporation shall be signed by the officer or officers or the other person or persons as the board of directors may from time to time designate by resolution.

         SECTION 9.03. FISCAL YEAR. The fiscal year of the Corporation shall be fixed by resolution of the board of directors.

         SECTION 9.04. CORPORATION SEAL. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed, affixed or in any other manner reproduced.

         SECTION 9.05. SEVERABILITY. If any provision of these By-laws shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions of these By-laws shall not in any way be affected or impaired thereby and to the fullest extent possible, the provisions of these By-laws shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

                                  Certification

         I hereby certify that the foregoing By-laws were adopted by unanimous consent as of December _______, 1995

                                        ----------------------------------------
                                               William Lerner, Secretary

                                    EXHIBIT E

                        FLORIDA BUSINESS CORPORATION ACT

                               DISSENTERS' RIGHTS

                  607.1301 DISSENTER'S RIGHT; DEFINITIONS. The following definitions apply to Sections 607.1302 and 607.1320:

                  (1) "Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

                  (2) "Fair Value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

                  (3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to Section 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

         607.1302 RIGHT OF SHAREHOLDER TO DISSENT. (1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

              (a) Consummation of a plan of merger to which the corporation is a party:

               1. If the shareholder is entitled to vote on the merger, or

               2. If the corporation is a subsidiary that is merged with its parent under Section 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of
Section  607.1104;

              (b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to Section 607.1202, including, a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

              (c) As provided in Section 607.0902(11), the approval of a control share acquisition;

              (d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

              (e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

               1. Altering or abolishing any preemptive rights attached to any of his shares;

               2. Altering or abolishing the voting rights pertaining to any of his shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

               3.         Effecting an exchange, cancellation, or
reclassification of any of his shares, when such exchange, cancellation, or reclassification would alter or abolish his voting rights or alter his percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

               4. Reducing the stated redemption price of any of his redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his shares, or making any of his shares subject to redemption when they are not otherwise redeemable;

               5. Making noncumulative, in whole or in part, dividends of any of his preferred shares which had theretofore been cumulative;

               6. Reducing the stated dividend preference of any of its preferred shares; or

               7. Reducing any stated preferential amount payable on any of his preferred shares upon voluntary or involuntary liquidation; or

              (f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his shares.

                          (2)      A shareholder dissenting from any amendment
specified in paragraph (1)(e) has the right to dissent only as to those of his shares which are adversely affected by the amendment.

                          (3)      A shareholder may dissent as to less than all
the shares registered in his name. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders.

                          (4)      Unless the articles of incorporation
otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market systems security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by not fewer than 2,000 shareholders.

                           (5)     A shareholder entitled to dissent and obtain
payment for his shares under this section may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

         607.1320 PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS. - (1)(a) If a proposed corporate action creating dissenters' rights under Section 607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of Sections 607.1301, 607.1302, and 607.1320. A shareholder who wishes to assert dissenters' rights shall:

                  1. Deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated, and

                  2. Not vote his shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

                  (b) If proposed corporation action creating dissenters' rights under Section 607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of Sections 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for his written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

                  (2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his shares pursuant to paragraph
(1)(a) or, in the case of action authorized by written consent to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.

                  (3) Within 20 days after the giving of notice to him, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating his name and address, the number, classes, and series of shares as to which he dissents, and a demand for payment of the fair value of his shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

                  (4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his shares shall cease, and he shall be reinstated to have all his rights as a shareholder as of the filing of his notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

                  (a)      Such demand is withdrawn as provided in this section;

                  (b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;

                  (c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

                  (d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

                  (5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

                  (a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

                  (b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.

                  (6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his share shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

                  (7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him within 10 days after final determination of the proceeding. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

                  (8) The judgment may at the discretion of the court, include a fair rate of interest, to be determined by the court.

                  (9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

                  (10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation. (Last amended by Ch. 93-281, L. '93, eff. 5-15-93).

                                                                PRELIMINARY COPY

                     AMERICAN BUSINESS COMPUTERS CORPORATION

                                      PROXY

                       1995 ANNUAL MEETING OF SHAREHOLDERS

         The undersigned hereby appoints ____________and ______________, and each of them, with full power of substitution as proxies for the undersigned, to attend the annual meeting of shareholders of American Business Computers Corporation (the "Company"), to be held at Sheraton Suites, located at 1989 Front Street, Cuyahoga Falls, Ohio, on February 9, 1996 at 9:30 a.m., local time, or any adjournment thereof, and to vote the number of shares of Common Stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:



1. ELECTION OF FIVE (5) DIRECTORS TO SERVE UNTIL THE 1996 ANNUAL MEETING OF SHAREHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED;

                     [ ] FOR, or [ ] AGAINST, or [ ] ABSTAIN

2.       ADOPTION OF  THE COMPANY'S 1995 STOCK OPTION PLAN;

                     [ ] FOR, or [ ] AGAINST, or [ ] ABSTAIN

3.       CHANGE OF THE COMPANY'S NAME TO "ABC DISPENSING TECHNOLOGIES, INC.";

                     [ ] FOR, or [ ] AGAINST, or [ ] ABSTAIN

4. INCREASE IN THE NUMBER OF SHARES OF THE COMPANY'S AUTHORIZED COMMON STOCK TO 50,000,000 SHARES;

                     [ ] FOR, or [ ] AGAINST, or [ ] ABSTAIN

5. REINCORPORATION OF THE COMPANY UNDER THE LAWS OF THE STATE OF DELAWARE BY MEANS OF A MERGER OF THE COMPANY INTO A NEWLY FORMED, WHOLLY-OWNED SUBSIDIARY INCORPORATED IN THE STATE OF DELAWARE; AND

                     [ ] FOR, or [ ] AGAINST, or [ ] ABSTAIN

6. In their discretion, on such other business as may properly come before the meeting or any adjournment thereof.

                          (CONTINUED ON THE OTHER SIDE)

                           (CONTINUED FROM OTHER SIDE)

         THE PROXIES WILL VOTE AS SPECIFIED ABOVE, OR IF A CHOICE IS NOT SPECIFIED, THEY WILL VOTE FOR THE PROPOSALS LISTED IN ITEMS 1, 2, 3, 4, AND 5.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

                                            Receipt of Notice of Annual Meeting
                                            of Shareholders and Proxy Statement
                                            dated _______, 1995 is hereby
                                            acknowledged:

                                            Dated _______, 1995

                                            --------------------------
                                            --------------------------
                                            --------------------------
                                                 Signature(s)

                                            (PLEASE SIGN EXACTLY AS YOUR NAME OR
                                            NAMES APPEAR HEREON, INDICATING,
                                            WHERE PROPER, OFFICIAL POSITION OR
                                            REPRESENTATIVE CAPACITY.)